AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 13, 2023

1933 Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No.

Post-Effective Amendment No.

BISHOP STREET FUNDS

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

1-888-462-5386

(Registrant’s Telephone Number)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Sean Graber, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Title of Securities being Registered: Class A Shares of the Hawaii Municipal Bond Fund.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on October 13, 2023 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Terry Lee, CEO	LEE FINANCIAL MUTUAL FUND, INC. Hawaii Municipal Fund 3113 Olu Street Honolulu, Hawaii 96816 [October 13], 2023

Dear Shareholders of the Hawaii Municipal Fund (“SURFX”):

I hope this letter finds you and your families in good health and spirits. Our special thoughts also go out to all the families that have been impacted by the horrible fires in Lahaina.

I can’t believe this year commemorates the 35th anniversary of SURFX. It doesn’t seem that many years ago that I left my position at Merrill Lynch to start a mutual fund that would invest in Hawaii state municipal bonds which would offer Hawaii residents the opportunity to earn income that is state and federal tax free. At the time, there were other funds with similar objectives but we wanted to offer our fund with no front or back-end commission (no-load). I had no idea that as a young man of 31 years, I would be laying down the foundation for an unbelievable career and what would ultimately be the most important business event in my life’s journey.

Putting our shareholders first has been our focus from day one. I do want to acknowledge that I have a great team of professionals that have also committed themselves to providing you with a quality investment with excellent service throughout the years.

Most of all I want to thank you for the trust and confidence you’ve placed in us throughout the years. SURFX would not be here if not for you. I will always cherish the friendships I have made with many of you.

Given recent challenges posed in a changing investment landscape, various economic factors and especially escalating costs, we have engaged in extensive discussions and thorough evaluations to determine the most prudent path forward for SURFX.

In light of these factors, we are excited to share our decision to merge with the Hawaii Municipal Bond Fund (“BHIAX”). The investment adviser of BHIAX is Bishop Street Capital Management, which is a wholly-owned subsidiary of First Hawaiian Bank. We believe this move will create a mutual fund that is well positioned to continue to offer Hawaii residents a mutual fund with tax-free opportunities.

So on behalf of myself, Lee Financial Group Hawaii, and the Board of Directors of SURFX we are pleased to invite you to a special shareholders meeting to be held at 10:30 a.m. (HST) on [Tuesday, November 28], 2023 at Japanese Cultural Center, 2454 S. Beretania St., Honolulu, Hawaii 96826 (the “Special Meeting”).

At the Special Meeting, shareholders of SURFX will be asked to approve an Agreement and Plan of Reorganization, dated as of [ ], 2023, which contemplates the reorganization (the “Reorganization”) of SURFX (the “Target Fund”) into the Hawaii Municipal Bond Fund (the “Acquiring Fund”), a series of Bishop Street Funds (the “Acquiring Trust”). Upon the completion of the Reorganization, each shareholder of the Target Fund will receive Class A Shares of the Acquiring Fund, as discussed in greater detail in the enclosed Combined Proxy Statement/Prospectus.

The other members of the Board of Directors of Lee Financial Mutual Fund, Inc. and I unanimously recommend that you vote to approve the proposed Reorganization.

The proposed Reorganization will enable SURFX shareholders to invest in a larger fund with a similar investment objective and investment strategy. By combining the assets of SURFX and BHIAX, a single fund will be created with a considerably larger asset base than the assets of SURFX alone. This greater asset size should allow shareholders to take advantage of the possible benefits of future economies of scale and spread fixed costs across a larger asset base. The Reorganization will be structured to be tax free to SURFX shareholders.

We urge you to vote as soon as possible. Your vote is important to us regardless of the number of shares that you own.

Please carefully review the enclosed materials and cast your vote on the Proxy Card(s) or by telephone or via the Internet. The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus, and a Proxy Card are enclosed.

We look forward to your attendance at the Special Meeting or receiving your vote so that your shares may be voted at the Special Meeting. We would still love to have you attend the special shareholders meeting even though you may have already voted.

We are concerned about your health and safety and intend to monitor the recommendations of public health officials and governmental restrictions due to the public health impact of the coronavirus pandemic (COVID-19). If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on www.LeeHawaii.com. We encourage you to check the website prior to the Special Meeting if you plan to attend the Special Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Please call us at 808-988-8088, or toll-free at 1-800-354-9654 if you plan to attend the meeting or if you have any questions about the Reorganization.

/s/ Terrence K.H. Lee

Terrence K.H. Lee

CEO

Lee Financial Mutual Fund, Inc.

3113 Olu Street

Honolulu, Hawaii 96816

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

HAWAII MUNICIPAL FUND

To Be Held on [November 28], 2023

A special meeting (the “Meeting”) of the shareholders of the Hawaii Municipal Fund (the “Target Fund”), a series of Lee Financial Mutual Fund, Inc. (the “Target Company”) will be held on [November 28], 2023 at 10:30 a.m. (HST) at Japanese Cultural Center, 2454 S. Beretania St., Honolulu, Hawaii 96826 to vote on the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Proposal: Hawaii Municipal Fund – Hawaii Municipal Bond Fund Reorganization

To approve an Agreement and Plan of Reorganization between the Target Company, on behalf of the Target Fund, and Bishop Street Funds (the “Acquiring Trust”), on behalf of the Hawaii Municipal Bond Fund (the “Acquiring Fund”), providing for: (a) the acquisition of all of the assets of the Target Fund by the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and Class A Shares of the Acquiring Fund; (b) the pro rata distribution of such shares to the shareholders of Investor Class Shares of the Target Fund; and (c) the liquidation and termination of the Target Fund.

Target Fund shareholders of record as of the close of business on October 16, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned or postponed to permit further solicitations of proxies.

Please vote your shares by completing the enclosed proxy card and returning it in the enclosed postage-paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card in the postage-paid return envelope regardless of the number of shares owned. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by participating in the virtual Meeting and recasting your vote.

The Board of Directors of the Target Company (the “Target Company Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage-paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card.

The Target Company Board recommends that shareholders of the Target Fund vote “FOR” the Proposal as described in the accompanying Proxy Statement/Prospectus.

By order of the Board of Directors,
/s/ Terrence K. H. Lee
Terrence K. H. Lee
Chief Executive Officer
[October 13], 2023

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Hawaii Municipal Fund a series of Lee Financial Mutual Fund, Inc. 3113 Olu Street Honolulu, Hawaii 96816 808-988-8088	Hawaii Municipal Bond Fund a series of Bishop Street Funds One Freedom Valley Drive Oaks, Pennsylvania 19456 888-462-5386

PROXY STATEMENT/PROSPECTUS

[October 13], 2023

Introduction

This Proxy Statement/Prospectus contains information that shareholders of the Hawaii Municipal Fund (the “Target Fund”), a series of Lee Financial Mutual Fund, Inc. (the “Target Company”), should know before voting on the proposed reorganization that is described herein (the “Reorganization”), and should be retained for future reference. This document is both the proxy statement of the Target Fund and also a prospectus for the Hawaii Municipal Bond Fund (the “Acquiring Fund”), a series of Bishop Street Funds (the “Acquiring Trust”). The Target Fund and the Acquiring Fund (each a “Fund” and together, the “Funds”) are each series of registered open-end management investment companies.

The Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Agreement”). Under the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and (ii) Class A Shares of the Acquiring Fund:

A special meeting of the shareholders of the Target Fund (the “Meeting”) will be held on [November 28], 2023 at 10:30 a.m. (HST) at Japanese Cultural Center, 2454 S. Beretania St., Honolulu, Hawaii 96826. At the Meeting, shareholders of the Target Fund will be asked to consider the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Proposal: Hawaii Municipal Fund – Hawaii Municipal Bond Fund Reorganization

To approve an Agreement and Plan of Reorganization between the Target Company, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, providing for: (a) the acquisition of all of the assets of the Target Fund by the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and Class A Shares of the Acquiring Fund; (b) the pro rata distribution of such shares to the shareholders of Investor Class Shares of the Target Fund; and (c) the liquidation and termination of the Target Fund.

The Reorganization is anticipated to be a tax-free transaction for federal income tax purposes. For more detailed information about the federal income tax consequences of the Reorganization, please refer to the section titled “Federal Income Tax Considerations” below.

v

The Board of Directors of the Target Company (the “Target Company Board”) has fixed the close of business on October 16, 2023 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about on October 26, 2023 to all shareholders eligible to vote on the Proposal.

The Target Company Board has approved the Agreement and has determined that the Reorganization is in the best interests of the Target Fund and its shareholders. Accordingly, the Target Company Board recommends that shareholders vote “FOR” the Proposal. If shareholders of the Target Fund do not approve the Reorganization, the Target Company Board will consider what further action is appropriate for the Target Fund, which could include abandoning the Reorganization, liquidation (which would be a fully taxable redemption to shareholders), or seeking other funds into which to reorganize the Target Fund.

This Proxy Statement/Prospectus sets forth certain information about the Reorganization and the Acquiring Fund that you should consider before voting on the Proposal or investing in the Acquiring Fund. You should retain this information for future reference. The Target Company and Acquiring Trust are separate registered open-end management investment companies. Additional information about the Target Fund is available in the following documents, as each may be amended or supplemented:

1.	Prospectus dated February 1, 2023 for the Target Fund (the “Target Fund Prospectus”);

2.	Statement of Additional Information dated February 1, 2023 for the Target Fund (the “Target Fund SAI”);

3.	The Target Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2022 (the “Target Fund Annual Report”); and

4.	The Target Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2023 (the “Target Fund Semi-Annual Report”).

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). The Target Fund Prospectus, Target Fund SAI, Target Fund Annual Report and Target Fund Semi-Annual Report are available on the Target Fund’s website at www.leehawaii.com. Copies of these documents are also available at no cost by calling 808-988-8088. The Target Fund Annual Report and Target Fund Semi-Annual Report have previously been delivered to shareholders.

Additional information about the Acquiring Fund is available in the following, as each may be amended or supplemented:

1.	Summary Prospectus dated May 1, 2023 for the Acquiring Fund (the “Acquiring Fund Summary Prospectus”);

2.	Prospectus dated May 1, 2023 for the Acquiring Fund (the “Acquiring Fund Prospectus”);

3.	Statement of Additional Information dated May 1, 2023 for the Acquiring Fund (the “Acquiring Fund SAI”);

4.	The Acquiring Fund’s audited financial statements and the related report of the independent registered public accounting firm included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2022 (the “Acquiring Fund Annual Report”); and

5.	The Acquiring Fund’s unaudited financial statements included in the Acquiring Fund’s Semi-Annual Report to shareholders for the fiscal period ended June 30, 2023 (the “Acquiring Fund Semi-Annual Report”).

These documents are on file with the SEC. The Acquiring Fund Summary Prospectus, Acquiring Fund Prospectus, Acquiring Fund SAI, Acquiring Fund Annual Report and Acquiring Fund Semi-Annual Report are available at www.bishopstreetfunds.com. Copies of these documents are also available at no charge by writing to Bishop Street Funds c/o SS&C Global Investor & Distribution Solutions, Inc. at PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W. 7th Street, Kansas City, MO 6410 or by calling 1-800-262-9565 (toll free). Copies of the SAI to this Proxy Statement/Prospectus (the “Merger SAI”) are available at no charge by writing to the Bishop Street Funds at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-888-462-5386.

The Target Company and Acquiring Trust are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”) and, in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, DC 20549 at prescribed rates, as well as online at http://www.sec.gov, which contains reports, proxy and information statements and other information filed with the SEC. When contacting the SEC, you will want to refer to the applicable SEC file number. The file number for the Target Fund documents listed above is 033-23452. The file number for the Acquiring Fund documents listed above is 033-80514.

Each of the following documents is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus:

1.	The Target Fund Prospectus;

2.	The Acquiring Fund Prospectus;

3.	The Target Fund SAI;

4.	The Acquiring Fund SAI;

5.	The Target Fund’s audited financial statements and the related report of the independent registered public accounting firm included in the Target Fund Annual Report (no other parts of the Target Fund Annual Report are incorporated herein by reference);

6.	The Acquiring Fund’s audited financial statements and the related report of the independent registered public accounting firm included in the Acquiring Fund Annual Report (no other parts of the Acquiring Fund Annual Report are incorporated herein by reference);

7.	The Target Fund’s unaudited financial statements included in the Target Fund Semi-Annual Report (no other parts of the Target Fund Semi-Annual Report are incorporated herein by reference);

8.	The Acquiring Fund’s unaudited financial statements included in the Acquiring Fund Semi-Annual Report (no other parts of the Acquiring Fund Semi-Annual Report are incorporated herein by reference); and

9.	The Merger SAI.

A copy of the Acquiring Fund Prospectus accompanies this Proxy Statement/Prospectus. The financial highlights for the Target Fund and Acquiring Fund contained in the Target Fund Semi-Annual Report and the Acquiring Fund Semi-Annual Report, respectively, are included in this Proxy Statement/Prospectus as Exhibit C. The file number for the Merger SAI is [____].

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Fund.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations regarding the Reorganization other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the SEC, and you should not rely on such other information or representations.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Agreement, and/or in the Target Fund Prospectus, Target Fund SAI, Acquiring Fund Prospectus and Acquiring Fund SAI. Shareholders should read the entire Proxy Statement/Prospectus, the Agreement, the Target Fund Prospectus, the Target Fund SAI, the Acquiring Fund Prospectus and the Acquiring Fund SAI carefully for more complete information.

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares of the Target Fund as of the Record Date and have the right to vote on the very important Proposal described herein concerning the Target Fund. This Proxy Statement/Prospectus contains information that shareholders of the Target Fund should know before voting on the Proposal. This document is both a proxy statement of the Target Fund and also a prospectus for the Acquiring Fund.

On what am I being asked to vote?

You are being asked to approve reorganizing the Target Fund into the Acquiring Fund. Specifically, you are being asked to vote on the approval of the Agreement between the Target Fund and the Acquiring Fund providing for the Reorganization of the Target Fund into the Acquiring Fund as described in the Proposal. The Agreement provides for: (a) the acquisition of all of the assets of the Target Fund by the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and Class A Shares of the Acquiring Fund; (b) the pro rata distribution of such shares to the shareholders of Investor Class Shares of the Target Fund; and (c) the liquidation and termination of the Target Fund.

The principal differences between the Target Fund and the Acquiring Fund are described in this Proxy Statement/Prospectus. The Acquiring Fund Prospectus that accompanies this Proxy Statement/Prospectus contains additional information about the Acquiring Fund.

Approval of the shareholders of the Target Fund is needed to proceed with the Proposal. The Meeting will be held on [November 28,] 2023 to consider the Proposal.

What are the reasons for the proposed Reorganization?

Bishop Street Capital Management (“Bishop Street” or the “Acquiring Fund’s Adviser”) and Lee Financial Group Hawaii, Inc. (“Lee Financial” or the “Target Fund’s Adviser” and together with the Acquiring Fund’s Adviser, the “Advisers”) have agreed to effect the Reorganization because they believe that the increased asset levels of the Acquiring Fund that would result from the Reorganization would assist the Acquiring Fund in leveraging fixed costs and achieving improved economies of scale to the benefit of both the Target Fund’s and Acquiring Fund’s shareholders.

What is the expected timing of the Reorganization?

If shareholders of the Target Fund approve the Reorganization at the Meeting, and all other closing conditions are met, the Reorganization is expected to take effect on or about December 4, 2023 (the “Closing Date”).

Has the Target Company Board approved the Reorganization?

Yes. The Target Company Board has carefully reviewed the Proposal and unanimously approved the Agreement and the Reorganization. The Target Company Board recommends that shareholders of the Target Fund vote “FOR” the Proposal.

What effect will the Reorganization have on me as a shareholder?

If shareholders approve the Reorganization, you will receive your pro rata share of the Acquiring Fund shares received by the Target Fund in the Reorganization.

Further, the Target Fund and Acquiring Fund value fixed income securities differently in that the Target Fund generally values a fixed income security based on the mean of the bid and ask prices for the security, while the Acquiring Fund generally values a fixed income security based on the bid price for the security. The Acquiring Fund’s valuation procedures (instead of the Target Fund’s valuation procedures) will be used to value the assets of the Target Fund for purposes of the Reorganization.

As a result of the differences in valuation procedures, the total dollar value of Acquiring Fund shares you receive in the Reorganization is expected to be approximately $0.01 per share lower than the total dollar value of your Target Fund shares immediately prior to the Reorganization. The foregoing is pro forma information provided as of August 18, 2023 after giving effect to the Reorganization. Accordingly, the value of your investment will be lower immediately following the closing of the Reorganization.

For more information regarding the pro forma adjustments to be made to the value of your Target Fund shares in connection with the Reorganization of the Target Fund, please see the section below entitled “Capitalization.” For more information on the valuation procedures of the Funds, see the Target Fund Prospectus, the Target Fund SAI, the Acquiring Fund Prospectus and the Acquiring Fund SAI.

How will the number of Acquiring Fund shares that I will receive be determined?

Immediately after the Reorganization of the Target Fund, you will receive your pro rata share of the Acquiring Fund shares received by the Target Fund in the Reorganization. The number of Acquiring Fund shares that the Target Fund’s shareholders will receive will be based on the relative net asset value (“NAV”) of the Target Fund and the Acquiring Fund as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”). Subject to the terms of the Agreement, the Target Fund’s assets will be valued pursuant to the Acquiring Fund’s valuation procedures, determined as of the Valuation Time.

How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

Investment Objectives

The investment objective of the Target Fund is similar to the investment objective of the Acquiring Fund.

The Target Fund seeks to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. The Acquiring Fund seeks to provide high current income exempt from federal and Hawaii state income taxes.

The section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Investment Objectives” compares the investment objective of the Target Fund and the Acquiring Fund in greater detail.

Principal Investment Strategies

The principal investment strategies of the Target Fund are similar to the principal investment strategies of the Acquiring Fund.

Each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. The Funds share similar investment processes and consider, among other things, an issuer’s credit quality and the relative value of a security compared to securities of similar credit quality and maturity range when deciding whether to buy, sell, or hold a security. Each Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

The Target Fund’s dollar-weighted average portfolio maturity is expected to be 10 years or more, whereas the Acquiring Fund has no limit with respect to its dollar-weighted average portfolio maturity. The Target Fund may also invest more than 25% of its assets in a particular segment of the municipal securities market.

Further, the Acquiring Fund may invest in municipal bonds issued by other U.S. states, territories and possessions subject to the 80% investment test described above and has no restriction upon the amount of its assets that may be invested in obligations that pay income subject to the federal alternative minimum tax applicable to non-corporate shareholders. The Acquiring Fund may also invest in municipal bonds that are pre-refunded, meaning that the payment of principal and interest of the bonds is funded from a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities).

The section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS —Comparison of Principal Investment Strategies” compares the principal investment strategies of the Target Fund and the Acquiring Fund in greater detail.

Principal Risks

Each Fund shares the following principal risks: municipal securities risk, credit risk, concentration risk, non-diversification risk and tax risk.

However, there are also differences in the principal risks of each Fund. In this regard, the Acquiring Fund is also subject to pre-funded bonds risk because the Acquiring Fund may invest in pre-funded municipal bonds as part of its principal investment strategies. In addition, the Acquiring Fund discloses management risk, liquidity risk, valuation risk and cybersecurity risk, whereas the Target Fund does not.

The section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS —Comparison of Principal Risks of Investing in the Funds” compares the principal risks of the Target Fund and the Acquiring Fund in greater detail.

How do the Funds’ fees and expenses compare?

Investment Advisory Fees

The investment advisory fee rate payable by the Acquiring Fund is lower than that of the Target Fund. The following table sets forth the investment advisory fee of each Fund as a percentage of the Fund’s average daily net assets:

Fund	Investment Advisory Fee
Hawaii Municipal Fund (Target Fund)	0.50%
Hawaii Municipal Bond Fund (Acquiring Fund)	0.35%

Annual Fund Operating Expenses

The current annual operating expenses of Investor Class Shares of the Target Fund are lower than the current annual operating expenses of Class A Shares of the Acquiring Fund.

After giving effect to the Reorganization, the annual operating expenses of Class A Shares of the Acquiring Fund are projected to be higher than the current annual operating expenses of Investor Class Shares of the Target Fund. However, Bishop Street has entered into an expense limitation agreement with the Acquiring Fund that will reduce expenses attributable to Class A Shares below the current net annual operating expenses of Investor Class Shares of the Target Fund, as described below.

Expense Limitation Agreement with Respect to the Acquiring Fund

The Target Fund does not currently have a fee waiver agreement in place with Lee Financial. Bishop Street has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.80% of the average daily net assets of Class A Shares of the Acquiring Fund until April 30, 2024, and may be extended.

In addition, the Acquiring Trust Board may permit Bishop Street to receive from the Acquiring Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the contractual expense limitation to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual fund operating expenses (not including excluded expenses) are below the contractual expense limitation: (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Acquiring Trust Board, for any reason at any time; or (ii) by Bishop Street, upon ninety (90) days’ prior written notice to the Acquiring Trust, effective as of the close of business on April 30, 2024.

The section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS – Comparison of Fund Fees and Expenses” compares the fees and expenses of the Target Fund to the Acquiring Fund.

How do the Funds’ share classes compare?

Holders of Investor Class Shares of the Target Fund will receive a pro rata distribution of Class A Shares of the Acquiring Fund in connection with the Reorganization.

Investor Class Shares of the Target Fund do not impose any sales charges, but Class A Shares of the Acquiring Fund do impose a sales charge of up to 3.00% as a percentage of the offering price. If you are a shareholder of the Target Fund at the time of the Reorganization: (i) you will not pay any sales charge in connection with the distribution to you of the Acquiring Fund shares issued in connection with the Reorganization, and (ii) the Acquiring Fund intends to waive any front-end sales charges applicable to your future purchases of Class A Shares of the Acquiring Fund after the Reorganization closes.

The Target Company and Acquiring Trust each has adopted a distribution plan under Rule 12b-1 under the Investment Company Act of 1940 for Investor Class Shares of the Target Fund and Class A Shares of the Acquiring Fund, respectively, which allows the Target Fund and Acquiring Fund to pay distribution and/or service fees for the sale and distribution of Investor Class Shares and Class A Shares, respectively, and for services provided to shareholders. The maximum annual Rule 12b-1 fee for both Investor Class Shares and Class A Shares is 0.25%.

In addition, the Target Fund and Acquiring Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.10% and 0.25% of the average daily net assets of Investor Class Shares of the Target Fund and Class A Shares of the Acquiring Fund, respectively. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

The section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS – Comparison of Share Class Features” provides additional details on the features of Investor Class Shares of the Target Fund as compared to those of Class A Shares of the Acquiring Fund.

How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance.

During the fiscal year ended September 30, 2022, the Target Fund’s portfolio turnover rate was 9% of the average value of its portfolio. During the fiscal year ended December 31, 2022, the Acquiring Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

How do the investment advisers and portfolio managers of the Funds compare?

The Target Fund and Acquiring Fund have different investment advisers and portfolio managers. Below is a summary of the investment adviser and portfolio managers of each Fund. For more information, please see the section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS – Comparison of Investment Advisers and Portfolio Managers.”

Investment Adviser

Lee Financial serves as investment adviser of the Target Fund. Lee Financial is located at 3113 Olu Street, Honolulu, HI 96816-1425. As of June 30, 2023, Lee Financial had approximately $351.5 million in assets under management.

Bishop Street serves as investment adviser of the Acquiring Fund. Bishop Street is located at 999 Bishop Street, Honolulu, Hawaii 96813. As of June 30, 2023, Bishop Street had approximately $115 million in assets under management.

Portfolio Managers

The Target Fund is managed by Terrence K.H. Lee, CEO and President of Lee Financial. Mr. Lee has been the sole portfolio manager of the Target Fund since February 1, 2015 and a portfolio manager of the Target Fund since inception.

The Acquiring Fund is managed by Stephanie Nomura, President and Senior Portfolio Manager, and Eric Lo, Vice President and Portfolio Manager. Ms. Nomura and Mr. Lo have managed the Acquiring Fund since 2021 and 2017, respectively.

How do the performance records of the Funds compare?

The performance history of the Funds is similar. Slight differences in performance have been driven by the Target Fund’s historically higher expense ratio and investments in securities with slightly longer duration.

The section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS —"Comparison of Performance Records” compares the performance of the Target Fund and the Acquiring Fund in greater detail

How do the Funds’ other principal service providers compare?

The following table identifies the other principal service providers of the Target Fund and the Acquiring Fund:

	Target Fund’s Service Providers	Acquiring Fund’s Service Providers
Administrator:	Lee Financial Group Hawaii, Inc.	SEI Investments Global Funds Services
Distributor:	Lee Financial Securities, Inc.	SEI Investments Distribution Co.
Transfer Agent:	Lee Financial Recordkeeping, Inc.	SS&C Global Investor & Distribution Solutions, Inc.
Custodian:	UMB Bank, N.A.,	U.S. Bank N.A.
Auditor:	Tait, Weller & Baker LLP	PricewaterhouseCoopers LLP

How do the Funds’ purchase and redemption procedures compare?

Shareholders may purchase or redeem shares of each Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Shareholders may purchase shares of each Fund by mail, bank wire, electronic funds transfer or by telephone after opening an account with the respective Fund.

Target Fund

The minimum initial investment amount for Investor Class Shares of the Target Fund is $10,000. The minimum subsequent investment amount is $100. These requirements may be waived at the discretion of the Fund’s distributor.

Acquiring Fund

The minimum initial investment amount for Class A Shares of the Acquiring Fund is $1,000 ($500 for those investing in an IRA and for officers, directors and employees of First Hawaiian, Inc. and its banking and non-banking subsidiaries). The minimum initial investment may be reduced with an Automatic Investment Plan. The Acquiring Fund may accept initial investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

For more information on the purchase and redemption procedures of the Funds, see the Target Fund Prospectus and the Acquiring Fund Prospectus.

How will my distributions be affected by the Reorganization?

Each Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually.

Who will pay the costs of the Reorganization?

Neither the Target Fund nor the Acquiring Fund will incur costs related to the Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne and paid by Lee Financial and Bishop Street. Each of Lee Financial and Bishop Street will be responsible for its own costs, fees and expenses, including, but not limited to, legal fees, incurred at any time in connection with the Reorganization, except that Bishop Street will be responsible for all reasonable and customary out-of-pocket costs, fees and expenses related to the approval of the Agreement by the shareholders of the Target Fund, including the costs of producing this proxy statement and obtaining votes.

However, prior to the Closing Date, the Target Fund will pay brokerage or other transaction costs incurred in connection with aligning the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies (“Repositioning Costs”). Based on the information available as of August 29, 2023, the Target Fund is not expected to pay significant Repositioning Costs. The actual Repositioning Costs incurred by the Target Fund will vary depending upon, among other things, market conditions, shareholder activity, the portfolio holdings of the Target Fund and the Acquiring Fund, the transaction fees charged by brokers, and the specific securities sold and/or transferred to the Acquiring Fund.

Will there be any tax consequences resulting from the Reorganization?

The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that the shareholders of the Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares of the Acquiring Fund. In addition, the tax basis and holding period of a shareholder’s Target Fund Shares are expected to carry over to the Acquiring Fund shares the shareholder receives as a result of the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund Shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.

However, the sale of certain of the Target Fund’s portfolio holdings in connection with the alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies prior to the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund may result in the realization of capital gains by the Target Fund that, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions would be taxable to shareholders who hold shares in taxable accounts. Any such disposition of securities will be consistent with the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Based on the information available as of the date of this Proxy Statement/Prospectus, including information regarding Lee Financial’s proposed alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies in anticipation of the Reorganization, the Target Fund is not expected to realize any capital gains.

Accordingly, any sale of portfolio holdings of the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, may increase the amount of the final distribution made by the Target Fund prior to the Reorganization. Immediately prior to the Reorganization, the Target Fund will declare and pay a distribution to shareholders of all of the Target Fund’s remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization. Furthermore, any sales of portfolio securities after the closing of the Reorganization could result in increased taxable distributions to shareholders of the Acquiring Fund.

The actual tax consequences of any sale of portfolio holdings will vary depending upon market conditions, shareholder activity, the portfolio holdings of the Target Fund and the Acquiring Fund, the specific securities sold, the Target Fund’s and Acquiring Fund’s other gains and losses, and the Target Fund’s and Acquiring Fund’s ability to use any available capital loss carryforwards. As of September 30, 2022, the Target Fund had accumulated $475,106 in short term capital loss carryforwards.

Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganization.

For detailed information about the federal income tax consequences of the Reorganization, please refer to the section titled “THE PROPOSED REORGANIZATION – Federal Income Tax Considerations” below.

How do I vote on the Reorganization?

Please vote your shares by completing the enclosed proxy card and returning it in the enclosed postage-paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card in the postage-paid return envelope regardless of the number of shares owned. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by participating in the virtual Meeting and recasting your vote.

The Target Company Board requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage-paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Reorganization of your Target Fund, as recommended by the Target Company Board, and in their best judgment on other matters.

What will happen if shareholders of the Target Fund do not approve the Reorganization?

If the shareholders of the Target Fund do not approve the Reorganization, the Target Company Board will consider other possible courses of action for the Target Fund, which could include abandoning the Reorganization, liquidation (which would be a fully taxable redemption to shareholders), or seeking other funds into which to reorganize the Target Fund.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your Investor Class Shares of the Target Fund exchanged for Class A Shares of the Acquiring Fund, you may redeem your shares prior to the consummation of the Target Fund’s Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Where can I find more information about the Funds and the Reorganization?

Additional information about the Funds can be found in the Target Fund Prospectus, the Target Fund SAI, the Acquiring Fund Prospectus, the Acquiring Fund SAI and the Merger SAI. The remainder of this Proxy Statement/Prospectus contains additional information about the Funds and the Reorganization. Please read the entire document.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Investment Objectives

The investment objectives of the Target Fund and Acquiring Fund are similar and are described below:

Hawaii Municipal Fund (Target Fund)	Hawaii Municipal Bond Fund (Acquiring Fund)
The Target Fund seeks to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management.	The Acquiring Fund seeks to provide high current income exempt from federal and Hawaii state income taxes.

Each Fund’s investment objective is classified as fundamental, which means that the Target Fund’s investment objective cannot be changed by the Target Company Board without shareholder approval, and the Acquiring Fund’s investment objective cannot be changed by the Acquiring Trust Board without shareholder approval.

Comparison of Fund Fees and Expenses

Fees and Expenses

This table describes (1) the actual fees and expenses for the Investor Class Shares of the Target Fund for the fiscal half-year ended March 31, 2023; (2) the actual fees and expenses for Class A Shares of the Acquiring Fund for the fiscal half-year ended June 30, 2023; and (3) the pro forma fees and expenses of the Class A Shares of the Acquiring Fund on a combined basis after giving effect to the Reorganization.

	Hawaii Municipal Fund	Hawaii Municipal Bond Fund	Hawaii Municipal Bond Fund
	Target Fund	Acquiring Fund	Pro Forma Combined
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.00%[1]	3.00%[1]
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.50%	0.35%	0.35%
Distribution (12b-1) Fees	0.12%	0.25%	0.25%
Other Expenses	0.36%	0.69%	0.55%
Shareholder Servicing Fees	0.05%	0.22%	0.22%
Other Operating Expenses	0.31%	0.47%	0.33%
Total Annual Fund Operating Expenses	0.98%	1.29%	1.15%
Less Fee Reductions and/or Expense Reimbursements	0.01%	0.49%[2]	0.35%[2]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.97%	0.80%	0.80%

[1]	Following the Reorganization, the Acquiring Fund intends to waive all front-end sales charges applicable to any future purchases of Class A Shares of the Acquiring Fund by legacy Target Fund shareholders.

[2]	Bishop Street has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses for Class A Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, excluded expenses)) from exceeding 0.80% of the Acquiring Fund’s average daily net assets through April 30, 2024 (“Contractual Expense Limitation”). In addition, the Acquiring Trust Board may permit the Adviser to receive from the Acquiring Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Contractual Expense Limitation to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Contractual Expense Limitation: (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Acquiring Trust Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Acquiring Trust, effective as of the close of business on April 30, 2024.

Example

The Example assumes that you invest $10,000 in the Target Fund’s Investor Class Shares and $10,000 in the Acquiring Fund’s Class A Shares for the time periods indicated and then redeem all of your Investor Class Shares or Class A Shares, as the case may be, at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Hawaii Municipal Fund (Target Fund)	$99	$309	$536	$1,190
Hawaii Municipal Bond Fund (Acquiring Fund)*	$379	$650	$941	$1,768
Hawaii Municipal Bond Fund (Pro Forma Combined)*	$379	$621	$881	$1,625

*	Reflects the imposition of the 3.00% front-end sales load, to which legacy Target Fund shareholders will not be subject.

Comparison of Share Class Features

The following summarizes the primary features of Investor Class Shares of the Target Fund and Class A Shares of the Acquiring Fund:

Fund	Share Class	Investment Minimums	Fees
Hawaii Municipal Fund (Target Fund)	Investor Class Shares	Initial: $10,000 Subsequent: $100	Maximum 0.25% Rule 12b-1 Fee Maximum 0.10% Shareholder Servicing Fee No redemption fee
Hawaii Municipal Bond Fund (Acquiring Fund)	Class A Shares	Initial: $1,000 ($500 for those investing in an IRA and for officers, directors and employees of First Hawaiian, Inc. and its banking and non-banking subsidiaries) Subsequent: None	Maximum 0.25% Rule 12b-1 Fee Maximum 0.25% Shareholder Servicing Fee No redemption fee

Comparison of Principal Investment Strategies

The following section describes the principal investment strategies of the Funds. Please refer to “SUMMARY OF KEY INFORMATION - How do the Funds’ investment objectives, principal investment strategies and principal risks compare? – Principal Investment Strategies” for a discussion of the material differences between the principal investment strategies of the Target Fund and the Acquiring Fund.

In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”

Hawaii Municipal Fund (Target Fund)	Hawaii Municipal Bond Fund (Acquiring Fund)
Under normal circumstances, the Target Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in a portfolio of primarily investment grade municipal securities issued by or on behalf of the State of Hawaii or any of its political subdivisions or agencies that pay interest that is exempt from regular federal and State of Hawaii income tax. The Target Fund’s dollar-weighted average portfolio maturity is expected to be 10 years or more. More than 25% of the Target Fund’s assets may be invested in a particular segment of the municipal securities market. The Investment Manager attempts to select securities that it believes will provide the best balance between risk and return within the Target Fund’s range of allowable investments. The Target Fund purchases municipal securities that the Investment Manager believes have the best value compared to securities of similar credit quality and maturity range. The Target Fund generally sells municipal securities for a number of reasons, including a change in credit quality, to extend or shorten maturity, to increase yield or to raise funds to cover redemptions.

The Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Acquiring Fund’s assets invested in Hawaii issues, the Acquiring Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Acquiring Fund’s assets that may be invested in obligations that pay income subject to the federal alternative minimum tax (the “Federal AMT”) applicable to non-corporate shareholders (i.e., shareholders that are not taxed as corporations, including but not limited to individual investors). To the extent that the Acquiring Fund invests in securities subject to the Federal AMT, the income received from these securities could be taxable to certain shareholders. Although the Adviser intends to invest Acquiring Fund assets across a variety of municipal securities, the Acquiring Fund may have significant positions in certain types of municipal obligations, such as state and local general obligation bonds (bonds whose payments are typically backed by the taxing power of the municipal issuer) and revenue bonds (bonds whose payments are backed by revenue from a particular source). The Acquiring Fund may also invest in municipal bonds that are pre-refunded, meaning that the payment of principal and interest of the bonds is funded from a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities). There is no limit on the average maturity of the Acquiring Fund’s portfolio. While the portfolio duration of the Acquiring Fund’s portfolio will vary, it is generally expected to be within a 10% margin (higher or lower) of the duration of the Acquiring Fund’s benchmark index.

The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio managers give special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Acquiring Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Acquiring Fund’s shareholders. The portfolio management team may choose to sell a bond based on its analysis of the economy and any direct impact on budget cash flows, debt ratios, and credit ratings.

The Acquiring Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Comparison of Principal Risks of Investing in the Funds

The following section describes the principal risks of investing in the Funds. Please refer to “SUMMARY OF KEY INFORMATION - How do the Funds’ investment objectives, principal investment strategies and principal risks compare? – Principal Risks” for a discussion of the material differences between the principal risks of the Target Fund and the Acquiring Fund.

Hawaii Municipal Fund (Target Fund)	Hawaii Municipal Bond Fund (Acquiring Fund)

Municipal Security Risk. Municipal security prices, payment of interest on, repayment of principal for, and the market for municipal securities can be significantly affected by economic and political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, healthcare, transportation and utilities, conditions in these sectors can affect municipal bond prices. A credit rating downgrade, bond default, or bankruptcy involving an issuer within the state or territory could affect the market values and marketability of some or all of the municipal obligations of that state or territory.

State Concentration Risk. The Target Fund is subject to the additional risk that it concentrates its investments in instruments issued by or on behalf of the State of Hawaii or any of its political subdivisions or agencies. Due to the level of investment in municipal obligations issued by the State of Hawaii and its political subdivisions and agencies, the performance of the Target Fund will be closely tied to the economic and political conditions in the State of Hawaii. Therefore an investment in the Target Fund may be riskier than investment in other types of municipal securities funds.

Municipal Sector Concentration Risk. From time to time the Target Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Target Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Target Fund’s investment performance.

Municipal Issuer Risk. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Acquiring Fund’s securities. In addition, the Acquiring Fund invests significantly in municipal obligations of issuers located in Hawaii. The values of shares of the Acquiring Fund therefore will be affected by economic and political developments in Hawaii.

Concentration Risk. The Acquiring Fund’s concentration of investments in securities of issuers located in Hawaii subjects the Acquiring Fund to economic conditions and government policies within that state. As a result, the Acquiring Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.

Non-Diversification Risk. Non-Diversification Risk - The Target Fund is non-diversified and its assets may be invested in fewer issuers than a diversified fund. If the value of portfolio securities changes, the Target Fund’s net asset value may increase or decrease more rapidly than a diversified fund.

Credit Risk. The securities in the Target Fund’s portfolio are subject to credit risk, which is the ability of municipal issuers to meet their payment obligations.

Interest Rate Risk. The net asset value of the Target Fund may change as interest rates fluctuate. When interest rates increase, the net asset value could decline. When interest rates decline, the net asset value could increase. In general, when interest rates rise, municipal securities prices tend to fall and when interest rates fall, municipal securities prices tend to rise. Recently, there have been inflationary price movements and rising interest rates. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to interest rates.

Call Risk. The securities in the Target Fund’s portfolio are subject to call risk, which is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the Target Fund’s value.

Non-Diversification Risk. The Acquiring Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Acquiring Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. However, the Acquiring Fund intends to satisfy the asset diversification requirements for qualifying as a regulated investment company (“RIC”) under Subchapter M of the Code.

Fixed Income Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term and longer-duration securities are generally more volatile, so the maturity and duration of securities affects their risk. There is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Acquiring Fund invests, which in turn could negatively impact the Acquiring Fund’s performance and cause losses on your investment in the Acquiring Fund.

Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Acquiring Fund would like.

Market Risk. There is no guarantee that the Target Fund’s investment objective will be met. The Target Fund’s yield, share price and investment return can fluctuate so you may receive more or less than your original investment upon redemption. Loss of money is a risk of investing in the Target Fund. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt US and world economies and markets and may have significant adverse direct or indirect effects on the Target Fund and its investments. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. In the event of a pandemic or an outbreak, there can be no assurance that we or the Target Fund service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. For example, the novel strain of coronavirus (COVID-19) outbreak has resulted in serious economic disruptions globally. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are available, the future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Target Fund, including political, social and economic risks. The duration and full impacts of COVID-19, or other disease outbreaks are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

Tax Risk. Unfavorable changes in tax laws, adverse interpretations by the IRS or state tax authorities, or noncompliant conduct of a bond issuer could impact the tax-free income distributed by the Target Fund. In addition, some income may be subject to the federal alternative minimum tax.

Management Risk. The Acquiring Fund is subject to the risk that a strategy used by the Acquiring Fund’s management may fail to produce the intended result.

Valuation Risk. Valuation risk is the risk that certain securities may be difficult to value.

Pre-Funded Bonds Risk. Pre-refunded bonds are bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market.

Cyber Security Risk. The Acquiring Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. Cyber-attacks may interfere with the processing of shareholder transactions, impact the Acquiring Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede redemptions, subject the Acquiring Fund to regulatory fines or financial losses, and cause reputational damage. Similar types of cyber security risks are also present for issuers of securities in which the Acquiring Fund invests.

Comparison of Performance Records

Set forth below is the performance information for the Target Fund and the Acquiring Fund. The Acquiring Fund will be the performance and accounting survivor of the Reorganization.

The performance history of the Funds is similar. Differences in performance have been driven by the Target Fund’s historically higher expense ratio and investments in municipal securities with slightly longer duration. While the higher expense ratio negatively affects relative performance of the Target Fund for all time periods, the effect of longer duration varies depending on changes in interest rates.

The following bar charts and tables provide some indication of the risks of investing in the Funds by showing how each Fund’s total returns have varied from year-to-year. Following the bar charts are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance tables that follow show the applicable Fund’s average return over time compared with a broad-based securities market index. Past performance (before and after taxes) will not necessarily an indication of how the Target Fund will perform until the closing of the Reorganization or how the Acquiring Fund will perform in the future after the closing of the Reorganization. Sales charges are not reflected in the bar chart; if they were reflected, returns would be less than those shown. Updated Target Fund performance information is available by calling (808) 988-8088 or (800) 354-9654. Updated Acquiring Fund performance information is available at www.bishopstreetfunds.com or by calling 1-800-262-9565.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own after-tax returns will depend on your tax situation and may differ from those shown here. The return after taxes on distributions and sale of Fund shares exceeds the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Target Fund Performance (Investor Class Shares)

Best Quarter	Worst Quarter
3.59%	(5.37)%
12/31/2022	3/31/2022

Year to Date Return as of June 30, 2023: 2.17%.

Average Annual Total Returns (for the periods ended December 31, 2022)
	1 Year	5 Years	10 Years
Fund Return Before Taxes	(8.71)%	0.26%	1.33%
Fund Return After Taxes on Distributions	(8.71)%	0.20%	1.29%
Fund Return After Taxes on Distributions and Sale of Fund Shares	(4.45)%	0.69%	1.58%
Bloomberg Municipal Bond Index (Index reflects no deduction for fees, expenses or taxes)	(8.53)%	1.25%	2.13%

Acquiring Fund Performance (Class A Shares)

Best Quarter	Worst Quarter
3.29%	(5.02)%
12/31/2022	3/31/2022

Year to Date Return as of June 30, 2023: 1.29%.

Average Annual Total Returns (for the periods ended December 31, 2022)
	1 Year	5 Years	10 Years
Fund Return Before Taxes	(9.60)%	(0.15)%	0.77%
Fund Return After Taxes on Distributions	(9.61)%	(0.19)%	0.70%
Fund Return After Taxes on Distributions and Sale of Fund Shares	(5.19)%	0.28%	1.04%
ICE BofAML 1-22 Year U.S. Municipal Securities Index Return (reflects no deduction for fees, expenses or taxes)	(6.74)%	1.39%	2.05%

Comparison of Investment Advisers and Portfolio Managers

Investment Advisers

Lee Financial Group Hawaii, Inc. (“Lee Financial”), located at 3113 Olu Street, Honolulu, HI 96816-1425, is a Hawaii corporation and serves as investment adviser to the Target Fund. Established in 1988, Lee Financial is an SEC-registered investment adviser that provides portfolio management services to individuals, trusts, estates, high net worth individuals, corporations and other business entities, pension and profit-sharing accounts, charitable institutions, foundations, endowments, governments/municipalities, and the Target Fund. As of June 30, 2023, Lee Financial had approximately $351.5 million in assets under management.

Bishop Street Capital Management (“Bishop Street”), located at 999 Bishop Street, Honolulu, Hawaii 96813, is a Hawaii corporation and serves as investment adviser to the Acquiring Fund. Established in 1999, Bishop Street is an SEC-registered investment adviser that is a wholly-owned subsidiary of First Hawaiian Bank. As of June 30, 2023, Bishop Street had approximately $115 million in assets under management.

Portfolio Manager of Target Fund

The Target Fund is managed by Terrence K.H. Lee, CEO and President of Lee Financial. Mr. Lee has been the sole portfolio manager of the Target Fund since February 1, 2015 and a portfolio manager of the Target Fund since inception. Mr. Lee founded Lee Financial in 1988, and serves as the Chief Investment Officer for the Investment Committee of Lee Financial.

Portfolio Managers of Acquiring Fund

The Acquiring Fund is managed by Stephanie Nomura, President and Senior Portfolio Manager, and Eric Lo, Vice President and Portfolio Manager. Ms. Nomura and Mr. Lo have managed the Acquiring Fund since 2021 and 2017, respectively.

Ms. Nomura rejoined Bishop Street Capital Management in 2021, and has over 20 years of investment management experience, including as Portfolio Manager with Bishop Street Capital Management from 2007 to 2015. She has also been a fixed-income portfolio manager with Oakwood Capital Management (Los Angeles) and most recently was Director of Fixed Income for Bank of Hawaii, where she managed the largest Hawaii state-focused municipal bond fund. Ms. Nomura holds a B.A. from the University of California, Irvine, and an MBA from the University of Hawaii.

Mr. Lo joined Bishop Street Capital Management in 2014 and has over 22 years of investment experience having previous roles at Bank of America Merrill Lynch, Morgan Stanley and Credit Suisse. Mr. Lo received a B.S. from Massachusetts Institute of Technology.

Comparison of Fundamental Investment Restrictions

The 1940 Act requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Non-fundamental policies may be changed by a Fund’s Board of Directors or Trustees (as applicable) without shareholder approval. A comparison of the Funds’ fundamental policies is provided below.

FUNDAMENTAL POLICIES

The fundamental policies of the Target Fund and the Acquiring Fund are discussed below. Although phrased differently in some instances, the fundamental policies of the Target Fund are similar to the fundamental policies of the Acquiring Fund.

Limitation	Target Fund	Acquiring Fund
Borrowing	The Target Fund may not borrow money, except for temporary purposes from banks or in reverse repurchase transactions and then in amounts not in excess of 5% of the total asset value of the Target Fund. Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Target Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Target Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Target Fund. The Target Fund’s investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Target Fund’s net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value. Notwithstanding this investment restriction, the Target Fund may enter into “when-issued” and “delayed delivery” transactions.	The Acquiring Fund may not borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of its total assets. To the extent that such borrowing exceeds 5% of the value of the Acquiring Fund’s assets, asset coverage of at least 300% is required. The Acquiring Fund will not purchase securities while its borrowings exceed 5% of its total assets.

Lending	The Target Fund may not make loans, except to the extent obligations in which the Target Fund may invest in are considered to be loans.	The Acquiring Fund may not make loans, except that (a) the Acquiring Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) the Acquiring Fund may enter into repurchase agreements; and (c) the Acquiring Fund may engage in securities lending.
Concentration	The Target Fund may not invest more than 25% of its assets in a single industry. The Target Fund may from time to time invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities, hospitals or housing finance agencies) of the municipal bond market; however, the Target Fund will not invest more than 25% of its assets in industrial development bonds in a single industry. Developments affecting a particular segment could have significant effect on Target Fund performance. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects. The Target Fund may be subject to greater risk as compared to a fund that does not follow this practice.	The Acquiring Fund may not invest more than 25% of its assets in securities of non-governmental entities that are in the same industry.
Underwriting	The Target Fund may not act as an underwriter of securities, except to the extent the Target Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.	The Acquiring Fund may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.
Purchasing Securities on Margin	The Target Fund may not buy any securities “on margin.” The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.	The Acquiring Fund may not purchase securities on margin, except that the Acquiring Fund may obtain short-term credits as necessary for the clearance of security transactions.
Pledging, Mortgaging and Hypothecating Assets	The Target Fund may not mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Target Fund.

The Acquiring Fund may not pledge, mortgage or hypothecate assets except to secure borrowings permitted in aggregate amounts not to exceed 33% of total assets taken at current value at the time of the incurrence of such loan.

Real Estate	The Target Fund may not purchase or sell real estate, except to the extent the municipal securities the Target Fund may invest in are considered to be interests in real estate.	The Acquiring Fund may not purchase or sell real estate or real estate limited partnership interests. However, the Acquiring Fund may invest in companies which invest in real estate.
Senior Securities	The Target Fund may not issue senior securities.	The Acquiring Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.
Commodities	The Target Fund may not purchase or sell commodities or commodity contracts, except to the extent the options and futures and index contracts the Target Fund may invest in are considered to be commodities or commodities contracts.	The Acquiring Fund may not purchase or sell commodities or commodities contracts. However, the Acquiring Fund may invest in companies which invest in commodities contracts.
Investments in Oil, Gas and Mineral Exploration	The Target Fund may not invest in equity, interests in oil, gas or other mineral exploration or development programs.	The Acquiring Fund may not invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.
Short Sales	The Target Fund may not sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as described, from time to time, in its prospectus.	The Acquiring Fund may not make short sales of securities or purchase securities on margin, except that the Acquiring Fund may obtain short-term credits as necessary for the clearance of security transactions.
Securities of Other Investment Companies	The Target Fund may not invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Target Fund may temporarily invest up to 10% of the value of its assets in Hawaii tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.	The Acquiring Fund may not purchase securities of other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder.
Exercising Control	The Target Fund may not make investments for the purpose of exercising control or participation in management.	The Acquiring Fund may not invest in companies for the purpose of exercising control.
Investment Objective	The investment objective of the Target Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management.	The investment objective of the Acquiring Fund is to provide high current income exempt from federal and Hawaii state income taxes.

80% Investment Policy	The Target Fund will invest, under normal circumstances, at least 80% of its total net assets in investments in which the income is exempt from both federal and State of Hawaii income tax. The total net assets subject to this 80% requirement may include securities that generate income subject to the alternative minimum tax.	The Acquiring Fund shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in investment grade municipal bonds the interest from which is exempt from regular federal and Hawaii state income taxes.

Comparison of Shareholder Rights

The Target Fund is a series of the Target Company, which is an open-end investment management company organized as a Maryland corporation. The Acquiring Fund is a series of the Acquiring Trust, which is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust).

The Target Fund is governed by its Articles of Incorporation, dated July 7, 1988, as amended and supplemented, its bylaws and Maryland law. The Acquiring Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated September 1, 1994, as amended May 15, 2012, its bylaws and Massachusetts law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Category	Target Fund	Acquiring Fund
Funds may issue shares without shareholder approval	Yes	Same
Amount of Shares each Fund may issue	40,000,000 shares	Unlimited
Preemptive Rights	None	Same
Annual Meetings	Not required	Same
Right to Call Shareholder Meetings

Shareholder meetings may be called at any time by the Chairman, President or a majority of the members of the Target Company Board and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Target Company issued and outstanding and entitled to vote at such meeting; provided, if the matter proposed to be acted on is substantially the same as a matter voted on at any special meeting held during the preceding twelve months, such written request shall be made by holders of at least a majority of the capital stock of the Target Company issued and outstanding and entitled to vote at such meetings.

•   Shareholders holding at least 10% of the outstanding shares may call and give notice of a meeting, given that the Trustees fail to call or give notice of such meeting of shareholders for a period of 30 days after a written application by shareholders holding at least 10% requesting a meeting related to items requiring shareholder action.

•   Includes a mandate that written notice be mailed to shareholders by the Trustees at least seven days before such meeting.

•   Allows for shareholders to file a written waiver of notice or attend the meeting without protest. In which case, notice of the meeting is not required.

Category	Target Fund	Acquiring Fund
Quorum for Meetings	At all meetings of the shareholders, a quorum shall consist of the holders of a majority of the outstanding shares of the capital stock of the Target Company entitled to vote at such meeting.	Same.
Adjournment of Meetings

•   In the absence of a quorum, no business shall be transacted except that the shareholders present in person or by proxy and entitled to vote at such meeting shall have power to adjourn the meeting from time to time to a date not more than one hundred twenty days after the original record date without further notice other than announcement at the meeting.

•   If a quorum is present at any meeting, the holders of a majority of the shares of capital stock of the Target Company issued and outstanding and entitled to vote at the meeting shall also have power to adjourn the meeting to any specific time or times, and no notice of any such adjourned meeting need be given to shareholders absent or otherwise.

Any shareholder meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.
Vote Required for Election of Directors or Trustees (as applicable)	A plurality of all votes cast at a meeting at which a quorum is present shall be sufficient for the election of a director.	Same.

Category	Target Fund	Acquiring Fund
Removal of Directors or Trustees (as applicable) by Shareholders	The shareholders of the Target Company may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.	• Majority vote of Shareholders required. • No requirements provided for calling a meeting to elect or remove Trustees.
Personal Liability of Shareholders	A shareholder is not liable to the Target Company or its creditors with respect to the shares of the Target Company, except to the extent that the subscription price or other agreed consideration for the stock has not been paid.	Shareholder is indemnified against losses and expenses of the assets of the particular Fund of which he or she is or was a shareholder.
Trustee/Director Power to Amend Organizational Documents

•   A majority of the Target Company Board, and without action by the stockholders, may amend the Articles of Incorporation of the Target Company to increase or decrease the aggregate number of shares of stock of the Target Company or the number of shares of stock of any class or series that the Target Company has authority to issue.

•   A majority of the Target Company Board may amend the bylaws of the Target Company.

•   Includes the requirement that a majority of Shares must vote to authorize an amendment vote by the Trustees.

•   Includes the allowance for Trustee votes to be authorized only by a majority of Shares of any given series/class affected, not requiring a majority of all shares.

THE PROPOSED REORGANIZATION

Summary of Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization is expected to be consummated are set forth in the Agreement, a form of which is attached as Exhibit B to this Proxy Statement/Prospectus. A summary of material provisions of the Agreement is provided below, and should be read carefully.

With respect to the Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund, as defined in the Agreement, will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the Target Fund’s shareholders of record as of the Effective Time (as defined below) of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth) based on the relative NAV of the Target Fund and the Acquiring Fund as of the Valuation Time.

The value of the net assets of the Target Fund will be computed using the valuation procedures of the Acquiring Fund. The Funds’ valuation procedures differ in that the Target Fund generally values a fixed income security based on the mean of the bid and ask prices for the security, while the Acquiring Fund generally values a fixed income security based on the bid price for the security. Because the Acquiring Fund’s valuation procedures (instead of the Target Fund’s valuation procedures) will be used to value the assets of the Target Fund for purposes of the Reorganization, the value of your account with the Acquiring Fund immediately after the Reorganization will be lower than the value of your account with your Target Fund immediately prior to the Reorganization. For more information regarding the pro forma adjustments to be made to the value of your Target Fund shares in connection with the Reorganization of the Target Fund, please see the section below entitled “Capitalization.”

The Target Fund and the Acquiring Fund will be required to make representations and warranties that are customary in matters such as the Reorganization.

If shareholders of the Target Fund approve the Reorganization, and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around December 4, 2023 (the “Closing Date”), immediately prior to the opening of regular trading on the NYSE on the Closing Date (the “Effective Time”).

Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the Target Fund will dissolve in accordance with its governing documents and applicable law.

With respect to the Reorganization, the obligations of the Acquiring Fund and the Target Fund are subject to the following conditions, among others:

•	the Acquiring Fund Registration Statement on Form N-14 (the “N-14 Registration Statement”) under the Securities Act of 1933, as amended (the “1933 Act”), of which this Proxy Statement/Prospectus is a part, shall have been filed with the SEC and such N-14 Registration Statement shall have become effective under the 1933 Act, and no stop-order suspending the effectiveness of the N-14 Registration Statement shall have been issued;

•	the shareholders of the Target Fund shall have approved the Agreement;

•	the Acquiring Fund and Target Fund have each delivered an officer’s certificate to the other party certifying that the representations and warranties made in the Agreement are true and correct in all material respects at and as of the Valuation Time and the Closing Date, except as they may be affected by the transactions contemplated by the Agreement; and

•	the Acquiring Fund and Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or the Acquiring Fund.

If shareholders of the Target Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Target Company Board will consider what additional action to take, including liquidation of the Target Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time prior to Closing by, among other things, contravention of the terms of the Agreement or mutual agreement of the Target Company and the Acquiring Trust. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Board Considerations in Approving the Reorganization

In reaching the decision to approve the Reorganization and to recommend that shareholders vote to approve the Reorganization at a meeting held on July 26, 2023 (the “Board Meeting”), the Board of Directors of the Target Company, including the directors who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act), unanimously determined that participation of the Target Fund in the Reorganization is in the best interests of the shareholders of the Target Fund. The Directors’ determinations were based on information provided in connection with the Board Meeting and prior meetings. During their review, the Directors did not identify any particular information or consideration that was all-important or controlling, and each Director may have attributed different weights to various factors. The factors considered by the Directors during their evaluation included the following:

•	The Directors considered that, after the Reorganization, Bishop Street, as investment adviser to the Acquiring Fund, would be providing a comparable level of portfolio management services to the Acquiring Fund as currently being provided to the Target Fund.

•	The Directors reviewed the investment objectives, policies and investment restrictions of both the Target Fund and Acquiring Fund and considered that the Acquiring Fund will have a similar investment objective and similar principal investment strategies as the Target Fund and noted the performance records of the Target Fund and Acquiring Fund.

•	The Directors considered that the overall expenses, after application of the expense limitation, of the Acquiring Fund are expected to be lower than overall expenses of the Target Fund.

•	The Directors considered that, under the Plan of Reorganization, the Acquiring Fund would assume all of the liabilities of the Target Fund.

•	The Directors considered that the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes for shareholders of the Target Fund, for the Target Fund itself and for the Acquiring Fund. There may, however, be certain tax costs to the Target Fund or its shareholders resulting from certain sales of portfolio securities by the Target Fund. See “Costs of the Reorganization.”

•	The Directors considered that the Reorganization of the Target Fund is subject to the approval of Target Fund shareholders.

Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

With respect to the Reorganization for U.S. federal income tax purposes:

i.	The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, solely in exchange for such Acquiring Fund shares (including fractional shares, if any) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of such Acquiring Fund shares (including fractional shares to which they may be entitled, if any) in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and its corresponding Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the Acquiring Fund in exchange solely for such Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Target Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

iv.	No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.	The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

vi.	The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for the Acquiring Fund shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

viii.	The aggregate tax basis of Acquiring Fund shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of such Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.	The holding period of the Acquiring Fund shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of such Target Fund shares exchanged therefor, provided that the shareholder held such Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

Neither the Target Fund nor the Acquiring Fund have requested nor will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Morgan, Lewis & Bockius LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be subject to certain limitations to be noted therein and conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Morgan, Lewis & Bockius LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Such opinion will be conditioned upon the performance by the Target Fund and the Acquiring Fund of their respective undertakings in the Agreement and upon the representation letters provided by officers of the Target Company and Acquiring Trust to Morgan, Lewis & Bockius LLP. A copy of the opinions will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Closing Date, the Target Fund will declare and pay a dividend to its shareholders that, together with all previous dividends from the Target Fund for the taxable year, is intended to have the effect of distributing to Target Fund shareholders all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net capital gain (taking into account available capital loss carryforwards), if any, and net tax-exempt income, if any, for the taxable year ending on the Closing Date. Any such distribution generally will be taxable to applicable Target Fund shareholders.

As of September 30, 2022, the Target Fund had accumulated $475,106 in short term capital loss carryforwards. The tax attributes, including capital loss carryovers, of the Target Fund will move to the Acquiring Fund in the Reorganization, subject to any applicable use limitations under the Code. If the Target Fund is treated as undergoing an ownership change within the meaning of the Code, the ability to use certain tax attributes, including the capital loss carryovers, may be subject to substantial limitations. If a Fund has built-in gains at the time of the Reorganization that are realized by the combined Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund.

Significant holders of shares of the Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation Section 1.368-3(b).

If you acquired different blocks of shares of the Target Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain federal income tax consequences.

Costs of the Reorganization

Neither the Target Fund nor the Acquiring Fund will incur costs related to the Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne and paid by Lee Financial and Bishop Street.

Each of Lee Financial and Bishop Street will be responsible and will pay for its own costs, fees and expenses, including, but not limited to, legal fees, incurred at any time in connection with the Reorganization, except that Bishop Street will be responsible for all reasonable and customary out-of-pocket costs, fees and expenses related to the approval of the Agreement by the shareholders of the Target Fund, including the costs of producing this proxy statement and obtaining votes.

However, prior to the Closing Date, the Target Fund will pay brokerage or other transaction costs incurred in connection with aligning the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies (“Repositioning Costs”). Based on the information available as of August 29, 2023, the Target Fund is not expected to pay significant Repositioning Costs. The actual Repositioning Costs incurred by the Target Fund will vary depending upon, among other things, market conditions, shareholder activity, the portfolio holdings of the Target Fund and the Acquiring Fund, the transaction fees charged by brokers, and the specific securities sold and/or transferred to the Acquiring Fund.

The Target Company Board unanimously recommends that shareholders of the Target Fund approve the Reorganization.

VOTING INFORMATION

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Company Board is soliciting your proxy to vote on the Proposal at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about October 26, 2023, to all shareholders entitled to vote.

Shareholders of record of the Target Fund as of the close of business on the Record Date of October 16, 2023, are entitled to vote at the Meeting. The number of outstanding shares of Investor Class Shares of the Target Fund on the Record Date was [______].

Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Company in writing at the address set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder participates in the virtual Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Executed proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposal.

Quorum Requirement and Adjournment

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum means a majority of the outstanding shares of the Target Fund that are entitled to vote at the Meeting, present virtually at the Meeting or represented by proxy.

If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting. A majority of the votes cast by shareholders of the Target Fund present virtually or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal.

Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal. A broker non-vote occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The Proposal is considered “non-routine” for purposes of determining broker-non-votes. It is the Funds’ understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are unlikely to be any broker non-votes at the Meeting.

Vote Necessary to Approve the Proposal

The Proposal must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

Proxy Solicitation

In addition to solicitations by mail, solicitations also may be made by telephone, or other electronic media, or personal contacts. The Target Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.

In addition to solicitations by mail, officers and employees of the Target Fund, Lee Financial and its affiliates and agents may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Fund expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of the Target Fund if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Target Fund’s representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Target Fund’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to the Target Fund, then the Target Fund’s representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Target Fund’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Target Fund’s representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Target Fund immediately if his or her instructions are not correctly reflected in the confirmation.

Share Ownership by Large Shareholders, Management and Directors

A list of the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of Investor Class Shares of the Target Fund can be found at Exhibit A.

To the best of the knowledge of the Target Company, the ownership of shares of the Target Fund by executive officers and Directors of the Target Fund as a group constituted less than 1% of the shares of the Target Fund as of the Record Date.

Other Business

The Target Company Directors do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

Where to Find Additional Information.

The Target Company and Acquiring Trust are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, DC 20549 at prescribed rates, as well as online at http://www.sec.gov, which contains reports, proxy and information statements and other information filed with the SEC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [NOVEMBER 28], 2023.

Copies of this Proxy Statement/Prospectus and the form of proxy are available to you on the internet at www.proxyvote.com.

OTHER MATTERS

Capitalization

The following table shows the capitalization of the Target Fund as of August 18, 2023, the Acquiring Fund as of the same date and the Acquiring Fund on a pro forma combined basis (unaudited) as of the same date after giving effect to the proposed Reorganization. The following is an example of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization was consummated on August 18, 2023, and does not reflect the number of shares or value of shares that would actually be received if the Reorganization occurred on the Closing Date. The Acquiring Fund will be the accounting survivor for financial statement purposes. The capitalizations of the Target Fund and the Acquiring Fund are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

	Hawaii Municipal Fund (Target Fund)	Hawaii Municipal Bond Fund (Acquiring Fund)[1]	Pro Forma Adjustments	(Pro Forma Combined)
	Investor Class Shares	Class A Shares		Class A Shares
Net Assets	$131,331,781	$10,336,265	$104,707[2]	$141,563,339
Shares Outstanding	13,497,426.409	1,065,385.936	31,346.315	14,594,158.66
Net Asset Value Per Share	$9.73	$9.70	$ —	$9.70

[1]	The Acquiring Fund also offers Class I Shares. As of August 18, 2023, the net assets, number of shares outstanding and net asset value per share of the Acquiring Fund’s Class I Shares were $97,617,805; 10,063,026.881; and $9.70, respectively.

[2]	Reflects pro forma differences between the Acquiring Fund’s and Target Fund’s valuation policies which are estimated to be $104,707 or approximately $0.01 per share.

Dissenters’ Rights

If the Reorganization is approved at the Meeting, the Target Fund’s shareholders will not have the right to dissent and obtain payment of the fair value of their shares. Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, Target Fund shareholders will hold Class A Shares of the Acquiring Fund, which may also be redeemed at net asset value.

Shareholder Proposals

As a general matter, the Target Company does not hold annual meetings of shareholders unless otherwise required by the 1940 Act. By observing this policy, the Target Company seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings. The next meeting of the shareholders of the Target Company will be held at such time as the Target Company Board may determine or at such time as may be legally required. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder’s meeting should send their written proposals to the Target Company at its address stated on the first page of this Proxy Statement/Prospectus. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

Auditors

The financial statements of the Target Fund for the fiscal year ended September 30, 2022, contained in the Target Fund Annual Report, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm. The financial statements of the Acquiring Fund for the fiscal year ended December 31, 2022, contained in the Acquiring Fund Annual Report, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm.

EXHIBIT A

OWNERSHIP OF THE FUNDS

Significant Holders

The following table shows, as of the Record Date, the accounts of the Target Fund that own of record 5% or more of the Target Fund. Unless otherwise indicated, the Target Company has no knowledge of beneficial ownership.

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Hawaii Municipal Fund – Investor Class Shares
[________]	[________]	[___]%
[________]	[________]	[___]%
[________]	[________]	[___]%

  A-1

The following table shows, as of the Record Date, the accounts of the Acquiring Fund that own of record 5% or more of the Acquiring Fund. Unless otherwise indicated, the Acquiring Trust has no knowledge of beneficial ownership.

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Hawaii Municipal Bond Fund – Class A Shares
[________]	[________]	[___]%
[________]	[________]	[___]%
[________]	[________]	[___]%

  A-2

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [____] day of [____], 2023 by and among (i) Lee Financial Mutual Fund, Inc., a Maryland corporation (“Target Company”), on behalf of its series, the Hawaii Municipal Fund (the “Target Fund”); (ii) Bishop Street Funds, a Massachusetts voluntary association (commonly known as a business trust) (“Acquiring Trust”), on behalf of its series, the Hawaii Municipal Bond Fund (the “Acquiring Fund”); (iii) solely for the purposes of Sections 4.3, 5.1(f), 9.2 and 11.1, Lee Financial Group Hawaii, Inc. (“Target Fund Adviser”), investment adviser of the Target Fund; and solely for the purposes of Sections 4.4 and 9.2, Bishop Street Capital Management (“Acquiring Fund Adviser”), investment adviser of the Acquiring Fund. Other than the Target Fund and the Acquiring Fund, no other series of either the Target Company or the Acquiring Trust, if any, are parties to this Agreement.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) of the Target Fund in exchange solely for Class A Shares of the Acquiring Fund to be issued in connection with the transactions contemplated herein (“Acquiring Fund Shares”) (the value of which shall be determined as of the Valuation Time (as defined in Section 2.1(e)) and the assumption by the Acquiring Fund of the Liabilities (as defined in Section 1.1(c)) of the Target Fund, and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders of the Target Fund, in connection with the complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, the Acquiring Trust and the Target Company each is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and

WHEREAS, it is intended that, for United States federal income tax purposes, the Target Fund and the Acquiring Fund intends, with respect to the Reorganization, that (i) such Reorganization constitutes a “reorganization” within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the Code and Treasury Regulation Section 1.368-2(g).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1.       Provided that all conditions precedent to the Reorganization set forth herein have been satisfied, or as to the extent legally permissible, waived as of the Closing Date (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Acquiring Trust and the Target Company agree to take the following steps with respect to the Reorganization:

(a)              The Target Fund shall transfer all of its Assets (as defined in Section 1.1(b)) to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities (as defined in Section 1.1(c)) and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares determined in the manner set forth in Section 2.

(b)             The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date (as defined in Section 2.1(f)) (collectively, “Assets”).

(c)                The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, in good faith to discharge all of its liabilities and obligations prior to the Closing Date (as defined in Section 3.1). The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time (as defined in Section 2.1(e)) (collectively, the “Liabilities”). If prior to the Closing Date, the Acquiring Fund identifies a liability that the Acquiring Trust and the Target Company mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Trust and the Target Company at the Closing (as defined in Section 3.1) (the “Excluded Liabilities”). Certain liabilities that would otherwise be listed as Excluded Liabilities may be assumed by the Acquiring Trust on behalf of the Acquiring Fund, subject to such conditions as may be mutually agreed upon between the Acquiring Trust and the Target Company.

(d)                As soon as reasonably practicable after the Closing (as defined in Section 3.1), the Target Fund will distribute to its shareholders of record (the “Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) of this Agreement on a pro rata basis. Thereafter, the Target Fund will as promptly as practicable completely liquidate and dissolve. Such distribution and complete liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e)              Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)              All books and records relating to the Target Fund, or copies thereof, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be turned over to the Acquiring Fund as soon as practicable after the Closing Date and copies of all such books and records maintained by the Target Fund’s administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

2.	VALUATION

2.1.       With respect to the Reorganization:

(a)              The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (as defined in Section 2.1(e)) by calculating the value of such Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Target Fund’s Liabilities, using the valuation procedures established by the Acquiring Trust’s Board of Trustees (“Acquiring Fund Valuation Procedures”).

(b)             The net asset value per share of the Acquiring Fund Shares shall be computed as of the Valuation Time (as defined in Section 2.1(e)) by using the Acquiring Fund Valuation Procedures.

(c)              The number of Acquiring Fund Shares (including fractional shares, if any, rounded to the nearest thousandth) issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall be determined by dividing the (i) net value of the Target Fund’s Assets, determined in accordance with Section 2.1(a), by (ii) the net asset value per share of the Acquiring Fund Shares, determined in accordance with Section 2.1(b).

(d)             All computations of value shall be made by the Acquiring Fund’s administrator using the Acquiring Fund Valuation Procedures and shall be subject to review by the Target Fund’s administrator and, if requested by either the Target Company or the Acquiring Trust, by the independent registered public accountant of the requesting party at the expense of the requesting party. The Target Company and the Acquiring Trust agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Target Fund determined using the Acquiring Fund Valuation Procedures as compared to the prices of the same portfolio assets determined using the Target Fund’s valuation procedures.

(e)              “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f)              “Valuation Date” shall mean the business day immediately preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1.       The Reorganization shall close on [____] or such other date as an officer of each party may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2.       With respect to the Reorganization:

(a)                The Target Fund’s Assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Company shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s Assets so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered Assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)                The Target Company shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all realized capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Target Company stating that all such taxes have been paid or provision for payment has been made (except to the extent that such capital gains or other taxes have been eliminated by a Target Fund distribution as provided in Section 5.1(i)).

(c)                At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d)                The Target Company shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause to be issued and delivered to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Company that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)                In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or the Board of Directors of the Target Company or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by the Target Fund and Acquiring Fund.

4.	REPRESENTATIONS AND WARRANTIES

4.1       The Target Company, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

(a)               The Target Company is a corporation, validly existing and in good standing under the laws of the State of Maryland and has the power under its Articles of Incorporation and Bylaws, as each may have been amended from time to time and are currently in effect (“Target Company Governing Documents”), to own, use and lease all of its properties and assets and to carry out and consummate its obligations under this Agreement, and to enter into this Agreement and perform its obligations hereunder.

(b)               The Target Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)               No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Company of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities or blue sky laws. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except that such transactions will require approval of the Target Fund shareholders;

(d)               The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)               The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f)                Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g)               Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Company Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Company is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Company is a party or by which it is bound;

(h)               Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Company or the Target Fund that, if adversely determined, would materially and adversely affect the Target Company’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Company, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such litigation, proceedings or investigations, and neither the Target Company nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                 The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm, which is identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (respectively, the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date(s) in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date(s) not disclosed therein;

(j)                 Since the last day of either (i) the fiscal year covered by the Target Fund’s most recent annual report to shareholders, or (ii) the fiscal half-year covered by the Target Fund’s most recent semi-annual report to shareholders, whichever is more recent, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of assets held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k)               All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Target Company and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

(l)                 The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of the Target Company, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)             Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation and completion of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(n)               The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(o)               Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(p)               The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(q)               The due diligence materials of the Target Fund made available to the Acquiring Fund in response to the letter to the Target Company dated July 15, 2023 are true and correct in all material respects and contain no material misstatements or omissions;

(r)                On the Closing Date, all material Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all material Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Company’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Returns); the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto). The Target Fund has not filed a federal Section 6662 Disclosure Statement with respect to any Return;

(s)                The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code;

(t)                 The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (r) or (s) of this Section 4.1;

(u)               The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(v)               The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(w)             The Target Fund has maintained since its formation its September 30 fiscal year-end for U.S. federal income tax purposes, and has never changed its September 30 fiscal year-end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”;

(x)               The Target Fund has satisfied (i) all federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2022 excise tax and September 30, 2022 income tax distribution requirements;

(y)               The Target Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury Regulations; and

(z)               The tax representation certificate to be delivered by the Target Company, on behalf of the Target Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Section 7.1(i) hereof (the “Target Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2       The Acquiring Trust, on behalf of itself, or where applicable, the Acquiring Fund, represents and warrants to the Target Company and to the Target Fund as follows:

(a)               The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust and Bylaws, as each may have been amended from time to time and are currently in effect (“Acquiring Trust Governing Documents”) to own all of its property and assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b)               The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Acquiring Fund under the 1933 Act, are in full force and effect;

(c)               Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d)               No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(e)               The prospectus and statement of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f)                The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquiring Fund’s prospectus and statement of additional information;

(g)               The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound;

(h)               Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Trust, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such litigation, proceedings or investigation and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                 The financial statements of the Acquiring Fund for the Acquiring Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm, which is identified in the Acquiring Fund’s prospectus or statement of additional information included in the Acquiring Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date(s) in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date(s) not disclosed therein;

(j)                 Since the last day of either (i) the fiscal year covered by the Acquiring Fund’s most recent annual report to shareholders, or (ii) the fiscal half-year covered by the Acquiring Fund’s most recent semi-annual report to shareholders, whichever is more recent, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Acquiring Fund, the redemption of Acquiring Fund shares held by shareholders of the Acquiring Fund or the discharge of the Acquiring Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k)               All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Acquiring Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

(l)                 The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)             The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Trust and the Acquiring Fund;

(n)               The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein;

(o)               The due diligence materials of the Acquiring Fund made available to the Target Fund, its Board of Directors, officers, legal counsel and service providers in response to the email sent on behalf the Target Company to the Acquiring Trust on July 28, 2023 are true and correct in all material respects and contain no material misstatements or omissions;

(p)               On the Closing Date, all material Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all material Taxes (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. To the Acquiring Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Acquiring Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements;

(q)               The Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Acquiring Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquiring Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Acquiring Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1). The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Acquiring Fund has been eligible to and has computed its federal income tax under Section 852 of the Code;

(r)                The Acquiring Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (p) or (q) of this Section 4.2;

(s)                The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(t)                 The Acquiring Fund does not directly or indirectly own, nor on the Closing will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund;

(u)               No consideration other than the Acquiring Fund Shares, and the Acquiring Fund’s assumption of the Target Fund’s Liabilities, will be issued in exchange for the Target Fund’s Assets in the Reorganization;

(v)               The Acquiring Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(w)             The Acquiring Fund has maintained since its formation its December 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its December 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”;

(x)               The Acquiring Fund has satisfied (i) all federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2022 excise tax and December 31, 2022 income tax distribution requirements;

(y)               The Acquiring Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury Regulations; and

(z)               The tax representation certificate to be delivered by the Acquiring Trust, on behalf of the Acquiring Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Section 6.1(g) hereof (the “Acquiring Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.3       The Target Fund Adviser represents and warrants to the Target Company and the Acquiring Trust as follows:

(a)       The Target Fund Adviser is a corporation, validly existing and in good standing under the laws of the State of Hawaii; and

(b)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

4.4       The Acquiring Fund Adviser represents and warrants to the Target Company and the Acquiring Trust as follows:

(a)       The Acquiring Fund Adviser is a corporation, validly existing and in good standing under the laws of the State of Hawaii; and

(b)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5.	COVENANTS

5.1.       With respect to the Reorganization:

(a)                The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b)                   The parties hereto shall cooperate in preparing, and the Acquiring Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization and such other matters to which as the parties may agree (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

(c)                The Target Company, on behalf of the Target Fund, will call a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d)                The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(e)                The Target Company, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury Regulations Sections 1.6045A-1 and 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable tax statute of limitations (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties in writing.

(f)                    Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Target Company and the Target Fund Adviser each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(g)                Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(h)                   It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.

(i)                    On or before the Closing Date, the Target Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date (treating the current taxable year as ending on the Closing Date) and the Target Fund will not have any unpaid tax liability under Section 852 of the Code.

(j)                    Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Company, except as otherwise is mutually agreed by the parties.

(k)                The Target Company, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(l)                 The Target Company, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Acquiring Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Company hereby assigns to the Acquiring Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(m)              As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Target Company’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Target Company, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

(n)                The Target Company and the Acquiring Trust will coordinate with their respective administrators to provide a valuation check to determine whether the use of the Acquiring Fund's Valuation Procedures will result in material differences in the prices of the portfolio securities of the Target Fund as compared to the prices of the same portfolio securities determined using the Target Fund's valuation procedures, such valuation check to be conducted no later than one month prior to the Closing Date and again within one week of the Closing Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Target Entity and the Acquiring Entity will work together, in good faith, to eliminate or minimize such differences prior to the Closing

(o)                The Acquiring Trust covenants that it will not make any material changes to the Acquiring Fund’s Valuation Procedures that would have a material effect on the valuation of the Assets prior to the Closing Date without providing the Target Entity with written notice of such changes at least ten days prior to the effective date of such changes.

(p)                   The Target Company agrees that the liquidation of the Target Fund will be effected in the manner provided in the Target Company Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its immediate liquidation.

(q)                   Neither Target Fund nor Acquiring Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Target Fund or Target Company, in the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund, in the Acquiring Fund Tax Representation Certificate.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1.       With respect to the Reorganization, the obligations of the Target Company, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Trust and the corresponding Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a)                All representations, covenants and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)                The Acquiring Trust shall have delivered to the Target Company on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Company and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)                The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust and the Acquiring Fund, on or before the Closing Date;

(d)                The Acquiring Trust has not made any material changes to the Acquiring Fund’s Valuation Procedures that would have a material effect on the valuation of the Assets between the date of this Agreement and the Closing Date, except as provided in Section 5.1(o) herein;

(e)                The Target Company shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring Trust, dated the Closing Date and in a form satisfactory to the Target Company, to the following effect:

(i)                 The Acquiring Trust is duly formed and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Acquiring Trust Governing Documents;

(ii)               This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Trust enforceable against the Acquiring Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)             The Acquiring Fund Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv)              The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust of its obligations hereunder will not, violate the Acquiring Trust Governing Documents;

(v)                The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi)              Except as disclosed in writing to the Target Company, such counsel knows of no material legal proceedings pending against the Acquiring Fund or the Acquiring Trust; and

(vii)            To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement except such as have been obtained;

(f)                    In connection with the opinions contemplated by Section 6.1(e), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Trust;

(g)                   The Board of Trustees of the Acquiring Trust shall have approved this Agreement and the transactions contemplated hereby. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Company may waive the condition set forth in this Section 6.1(g); and

(h)                   The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Company and Morgan, Lewis & Bockius LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Acquiring Trust and the Target Company, concerning certain tax-related matters.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1.       With respect to the Reorganization, the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Company and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)                All representations, covenants and warranties of the Target Company and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)                The Target Company shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)                The Target Company, on behalf of the Target Fund, shall have delivered to the Acquiring Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Company, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) the Statement of Assets and Liabilities, and (v) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d)                The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e)                The Target Company and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Company and the Target Fund, on or before the Closing Date;

(f)                 The Acquiring Trust shall have received a favorable opinion of Faegre Drinker Biddle & Reath LLP, counsel to the Target Company, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(i)               The Target Company is validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Target Company Governing Documents;

(ii)             This Agreement has been duly authorized, executed and delivered on behalf of the Target Company and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Company enforceable against the Target Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)          The Target Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund;

(iv)           The execution and delivery of this Agreement did not, and the performance by the Target Company of its obligations hereunder will not, violate the Target Company Governing Documents;

(v)             The Target Company is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi)           Except as disclosed in writing to the Acquiring Trust, such counsel knows of no material legal proceedings pending against the Target Fund or the Target Company; and

(vii)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Company of the transactions contemplated by this Agreement except such as have been obtained;

(g)                In connection with the opinions contemplated by Section 7.1(f), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Company;

(h)                The Board of Directors of the Target Company shall have approved this Agreement and the transactions contemplated hereby. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Company may waive the condition set forth in this Section 7.1(h); and

(i)                 The Target Company, on behalf of the Target Fund, shall have delivered to Morgan, Lewis & Bockius LLP a Target Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Target Company and the Acquiring Trust, concerning certain tax-related matters.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Trust or Target Company, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.       The Agreement shall have been approved by the requisite vote of the Target Fund Shareholders in accordance with the provisions of the Target Company Governing Documents, Maryland law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Company nor the Acquiring Trust may waive the conditions set forth in this Section 8.1;

8.2.       On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Company’s or the Acquiring Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.       All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.       The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5. The Target Company and the Acquiring Trust shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Target Company and the Acquiring Trust, as to the matters set forth on Appendix A hereto. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon such representations and certifications contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate and representations and certifications of others as it may reasonably request, and the officers of the Target Company and the Acquiring Trust will cooperate to make and certify the accuracy of such representations contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate. The foregoing opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. The foregoing opinion may state that no opinion is expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Company nor the Acquiring Trust may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1.       The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.        With respect to the Reorganization, all costs, fees and expenses incurred in connection with the transactions contemplated herein, whether or not consummated, shall be borne by the Acquiring Fund Adviser and Target Fund Adviser. Each of the Acquiring Fund Adviser and Target Fund Adviser shall be responsible and pay for its own costs fees and expenses, including, but not limited to, legal fees, incurred at any time in connection with the Reorganization, except that the Acquiring Fund Adviser will be responsible for and pay all reasonable and customary out-of-pocket costs, fees and expenses related to the approval of this Agreement by the Target Fund Shareholders, including the costs of producing the proxy statement and obtaining votes. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will incur costs related to the Reorganization. This Section 9.2 shall survive the termination of this Agreement and the Closing. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result (as determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) in the Acquiring Fund failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or any of their respective shareholders.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Company and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Company shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Company to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Company have concluded that, based on their evaluation of the effectiveness of the Target Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Company to the Acquiring Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Trust on Form N-CSR or any forms adopted by the Commission in replacement of Form N-CSR.

11.	INDEMNIFICATION

With respect to the Reorganization:

11.1.       The Target Fund Adviser agrees to indemnify and hold harmless the Acquiring Trust and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

11.2.       The Acquiring Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Target Company and each of its officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Company or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1.       Except as described in a separate confidentiality agreement between the Acquiring Trust and the Target Company, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.       The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the Acquiring Trust and the Target Company; (ii) by either the Acquiring Trust or the Target Company if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by the Acquiring Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Trust; (iv) by the Target Company if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Company; or (v) by either the Acquiring Trust or the Target Company if a determination is made by such its Board of Trustees or Board of Directors, respectively, that the consummation of the transactions contemplated herein are not in the best interest of the Acquiring Trust or the Target Company, respectively. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 9, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided however, that following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 5.1(c) of this Agreement, no such amendment may change the provisions with respect to the transactions herein contemplated in any manner that would materially and adversely affect the rights of such shareholders without their further approval and further provided that the officers of the Target Company and the Acquiring Trust may change the Valuation Time, Valuation Date, Closing Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Directors and Board of Trustees, respectively.

15.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1.       The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and applicable Federal law, without regard to its principles of conflicts of laws.

15.3.       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4.       This Agreement may be executed in any number of counterparts, each of which shall be considered an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

15.5.       It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring Fund, as applicable, as provided in the Target Company Governing Documents and the Acquiring Trust Governing Documents and (ii) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

15.6.       A copy of the Agreement and Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Acquiring Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Acquiring Trust.

15.7.       Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.

15.8.       Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.9.       A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

15.10. Notwithstanding any other provision of this Agreement, the requirement to deliver a certificate at Closing may be waived by the party to which it is required to be delivered.

16.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For Target Company:

Lee Financial Mutual Fund, Inc.

3113 Olu Street

Honolulu, Hawaii 96816-1425

Attention: [____]

For Acquiring Trust:

Bishop Street Funds

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Attention: Legal Department

For Target Fund Adviser:

Lee Financial Group Hawaii, Inc.

3113 Olu Street

Honolulu, Hawaii 96816-1425

Attention: [____]

For Acquiring Fund Adviser:

Bishop Street Capital Management

999 Bishop Street

Honolulu, Hawaii 96813

Attn.:	Kenneth L. Miller
Stephanie C. Nomura

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Lee Financial Mutual Fund, Inc.,

on behalf of the

Hawaii Municipal Fund

By: ______________________

Name:

Title:

Bishop Street Funds,

on behalf of the

Hawaii Municipal Bond Fund

By: ______________________

Name:

Title:

Lee Financial Group Hawaii, Inc.,

solely for the purposes of Sections 4.3, 5.1(f), 9.2 and 11.1

By: ______________________

Name:

Title:

Bishop Street Capital Management,

solely for the purposes of Sections 4.4 and 9.2

By: ______________________

Name:

Title:

Signature Page to Agreement and Plan of Reorganization

Appendix A

Tax Opinions

With respect to the Reorganization for U.S. federal income tax purposes:

x.	The acquisition by an Acquiring Fund of all of the assets of its corresponding Target Fund, as provided for in the Agreement, solely in exchange for such Acquiring Fund Shares (including fractional shares, if any) and the assumption by such Acquiring Fund of the Liabilities of its corresponding Target Fund, followed by the distribution by such Target Fund to its shareholders of such Acquiring Fund Shares (including fractional shares to which they may be entitled, if any) in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and its corresponding Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

xi.	No gain or loss will be recognized by a Target Fund upon the transfer of all of its assets to its corresponding Acquiring Fund in exchange solely for such Acquiring Fund Shares (including fractional shares, if any) and the assumption by such Acquiring Fund of the Liabilities of its corresponding Target Fund pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Target Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

xii.	No gain or loss will be recognized by an Acquiring Fund upon the receipt by it of all of the assets of its corresponding Target Fund in exchange solely for the assumption of the Liabilities of such corresponding Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

xiii.	No gain or loss will be recognized by a Target Fund upon the distribution of its corresponding Acquiring Fund Shares by such Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

xiv.	The tax basis of the assets of a Target Fund received by its corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

xv.	The holding periods of the assets of a Target Fund in the hands of its corresponding Acquiring Fund will include the periods during which such assets were held by such Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the corresponding Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

xvi.	No gain or loss will be recognized by the shareholders of a Target Fund upon the exchange of all of their Target Fund Shares solely for its corresponding Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

xvii.	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the corresponding Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of such Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

xviii.	The holding period of the Acquiring Fund Shares received by a shareholder of the corresponding Target Fund (including fractional shares to which they may be entitled) will include the holding period of such Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

EXHIBIT C

FINANCIAL HIGHLIGHTS

This section provides further details about the financial history of the Funds for the past five years. Certain information reflects financial results for a single Fund share. “Total return” shows the percentage that an investor in a Fund would have earned or lost during a given period, assuming all distributions were reinvested.

Except with respect to the information for the six months ended March 31, 2023, the information for the Target Fund set forth below has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, is included in the Target Fund Annual Report, which is available upon request as described on the cover page of this Proxy Statement/Prospectus. The information for the Target Fund for the six months ended March 31, 2023 has been derived from the Target Fund’s unaudited financial statements, which are included in the Target Fund Semi-Annual Report, which is available upon request as described on the cover page of this Proxy Statement/Prospectus.

Except with respect to the information for the six months ended June 30, 2023, the information for the Acquiring Fund set forth below has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund Annual Report, which is available upon request as described on the cover page of this Proxy Statement/Prospectus. The information for the Acquiring Fund for the six months ended June 30, 2023 has been derived from the Acquiring Fund’s unaudited financial statements, which are included in the Acquiring Fund Semi-Annual Report, which is available upon request as described on the cover page of this Proxy Statement/Prospectus.

 C-1

HAWAII MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	For the Six Months Ended March 31,	For the Year ended September 30,
	2023 (Unaudited)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.76	$11.27	$11.31	$11.23	$10.83	$11.13
Income from Investment Operations:
Net investment income[1]	0.10	0.19	0.20	0.22	0.26	0.25
Net realized and unrealized gain (loss)	0.47	(1.44)	0.04	0.08	0.39	(0.30)
Total from investment operations	0.57	(1.25)	0.24	0.30	0.65	(0.05)

Less Distributions:
From net investment income	(0.10)	(0.19)	(0.20)	(0.22)	(0.25)	(0.25)
From net realized gain	—	(0.07)	(0.08)	—	—	—
Total distributions	(0.10)	(0.26)	(0.28)	(0.22)	(0.25)	(0.25)

Net asset value, end of period	$10.23	$9.76	$11.27	$11.31	$11.23	$10.83
Total return	5.85%[2]	(11.26)%	2.12%	2.67%	6.07%	(0.44)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$142,540	$140,772	$165,863	$162,373	$164,555	$161,725
Ratio of expenses to average net assets:
Before fee reduction	0.98%[3]	0.95%	0.95%	0.96%	0.98%	1.05%
After fee reduction	0.97%[3,4]	0.95%[4]	0.95%[4]	0.96%[4]	0.98%[4]	1.05%
Ratio of net investment income (loss) to average net assets:
Before fee reduction	1.97%[3]	1.79%	1.74%	1.97%	2.33%	2.30%
After fee reduction	1.98%[3,4]	1.79%[4]	1.74%[4]	1.97%[4]	2.33%[4]	2.30%
Portfolio turnover rate	9%[2]	9%	15%	18%	24%	10%

1	Based on average shares outstanding.

2	Not annualized.

3	Annualized.

4	Under an agreement with the Fund’s custodian bank, $6,205, $4,063, $401, $5,818 and $1,090 of custodian fees were paid by credits for cash balances during the six month period ended March 31, 2023, and the fiscal years ended September 30, 2022, 2021, 2020 and 2019, respectively. If not for the offset agreement, the assets could have been employed to produce income.

 C-2

Bishop Street Funds

Financial Highlights

For a share outstanding throughout the six-month period ended June 30, 2023 (unaudited) and the years ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain(Loss) on Investments		Net Investment Income	Capital Gains

HAWAII MUNICIPAL BOND FUND
Class A Shares:
2023	$9.90	$0.08	$0.05	$0.13	$(0.08)	$—
2022	10.77	0.13	(0.87)	(0.74)	(0.13)	—
2021	10.90	0.14	(0.11)	0.03	(0.14)	(0.02)
2020	10.74	0.17	0.20	0.37	(0.17)	(0.04)
2019	10.39	0.22	0.35	0.57	(0.22)	—
2018	10.58	0.23	(0.20)	0.03	(0.22)	— ^

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)		Ratio of Net Investments Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.08)	$9.95	1.29%	$11,178	0.80	%*	1.33	%*	1.55	%*	10%
(0.13)	9.90	(6.83)	12,500	0.80		1.29		1.33		15
(0.16)	10.77	0.27	16,955	0.80		1.28		1.25		14
(0.21)	10.90	3.50	16,726	0.80		1.29		1.60		31
(0.22)	10.74	5.48	17,059	0.80		1.29		2.06		36
(0.22)	10.39	0.34	17,130	0.80		1.32		2.21		21

(1)	Per share net investment income calculated using average shares.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the applicable sales charges. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

*	Annualized.

^	Amount is less than $0.005.

Amounts designated as “—” are either $0 or have been rounded to $0.

 C-3

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION
to the

Registration Statement on Form N-14 Filed by:

Bishop Street Funds

on behalf of its series

Hawaii Municipal Bond Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

888-462-5386

Relating to the [November 28], 2023 Special Meeting of Shareholders of

Hawaii Municipal Fund

a series of Lee Financial Mutual Fund, Inc.

[October 13], 2023

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [October 13], 2023 relating specifically to the Special Meeting of Shareholders of the Hawaii Municipal Fund to be held on [November 28], 2023 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Bishop Street Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-262-9565.

Table of Contents

Page
General Information	B-1
Incorporation of Documents by Reference into the Statement of Additional Information	B-1
Supplemental Financial Information	B-1

General Information

Target Fund (a series of Lee Financial Mutual Fund, Inc.)	Acquiring Fund (a series of Bishop Street Funds)
Hawaii Municipal Fund	Hawaii Municipal Bond Fund

This Statement of Additional Information relates to (a) the acquisition of all of the assets of the Target Fund by the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and Class A Shares of the Acquiring Fund; (b) the pro rata distribution of such shares to the shareholders of Investor Class Shares of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”). Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

Incorporation of Documents by Reference into this Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, as each may be amended or supplemented, which have been filed with the Securities and Exchange Commission:

Target Fund Document

1.	Statement of Additional Information dated February 1, 2023 for the Target Fund.

2.	The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2022 (the “Target Fund Annual Report”). No other parts of the Target Fund Annual Report are incorporated herein by reference.

3.	The Target Fund’s unaudited financial statements included in the Target Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2023 (the “Target Fund Semi-Annual Report”). No other parts of the Target Fund Semi-Annual Report are incorporated herein by reference.

Acquiring Fund Documents

1.	Statement of Additional Information dated May 1, 2023 for the Acquiring Fund.

2.	The Acquiring Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2022 (the “Acquiring Fund Annual Report”). No other parts of the Acquiring Fund Annual Report are incorporated herein by reference.

3.	The Acquiring Fund’s unaudited financial statements included in the Acquiring Fund’s Semi-Annual Report to shareholders for the fiscal period ended June 30, 2023 (the “Acquiring Fund Semi-Annual Report”). No other parts of the Acquiring Fund Semi-Annual Report are incorporated herein by reference.

Supplemental Financial Information

A table showing the fees and expenses of the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization is included in the sub-section entitled “Additional Information About the Funds - Comparison of Fund Fees and Expenses” of the Proxy Statement/Prospectus.

B-1

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the Reorganization is not required and is not included. Notwithstanding the foregoing, changes will be made to the Target Fund’s investment portfolio before the Reorganization and to the Acquiring Fund’s investment portfolio following the Reorganization.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund, other than those regarding the valuation of securities as described in the sub-sections entitled “Summary of Key Information – What effect will the Reorganization have on me as a shareholder?” and “Other Matters – Capitalization” of the Proxy Statement/Prospectus.

The Acquiring Fund will be the accounting survivor of the Reorganization.

B-2

PART C: OTHER INFORMATION

Item 15. Indemnification:

Article VIII of the Amended and Restated Agreement and Declaration of Trust filed as exhibit (1)(a) to the Bishop Street Funds’ Registration Statement is incorporated herein by reference. Insofar as indemnification liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 16. Exhibits:

There are references below to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-80514, 811-08572).

Exhibit No.

(1)(a) Amended and Restated Agreement and Declaration of Trust of Bishop Street Funds (the “Trust” or the “Registrant”), dated September 1, 1994 (the “Agreement and Declaration of Trust”), is incorporated herein by reference to Exhibit B1(a) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000912057-96-003560 on February 29, 1996.

(1)(b) Amendment No. 1, dated May 15, 2012, to the Agreement and Declaration of Trust, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(2)(a) Second Amended and Restated By-Laws of the Registrant (the “By-Laws”) are incorporated herein by reference to Exhibit (b)(4) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-12-196505 on April 30, 2012.

(2)(b) Amendment No. 1, dated May 20, 2020, to the By-Laws, is incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-21-145263 on April 30, 2021.

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization is attached as Exhibit B to the Proxy Statement/Prospectus contained in this Registration Statement.

(5)(a) See Article III of the Registrant's Amended and Restated Agreement and Declaration of Trust, which has been incorporated by reference in Exhibit (1)(a) of this Registration Statement

(5)(b) See Section 2 of the Registrant's Second Amended and Restated By-Laws, which has been incorporated by reference in Exhibit (2)(a) of this Registration Statement.

(6)(a)(i) Investment Advisory Agreement, dated March 31, 1999, between the Registrant and First Hawaiian Bank is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001047469-99-017444 on April 30, 1999.

(6)(a)(ii) Assignment and Assumption Agreement, dated February 22, 2000, between First Hawaiian Bank and Bishop Street Capital Management is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000893220-00-000577 on May 1, 2000.

(6)(a)(iii) Consent to Assignment and Assumption, dated February 22, 2000, between the Registrant and First Hawaiian Bank is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000893220-00-000577 on May 1, 2000.

(6)(a)(iv) Schedule A, as last amended March 31, 2016, to the Investment Advisory Agreement, dated March 31, 1999, between the Registrant and Bishop Street Capital Management, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-16-569745 on April 29, 2016.

(6)(b) Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Bishop Street Capital Management is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-21-145263 on April 30, 2021.

(7)(a) Amended and Restated Distribution Agreement, dated February 21, 2007, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with SEC via EDGAR Accession No. 0000893220-07-001562 on April 30, 2007.

(7)(b) Amendment No. 1, dated August 10, 2010, to the Amended and Restated Distribution Agreement, dated February 21, 2007, between the Registrant and SEI Investments Distribution Co., is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(7)(c) Amendment, dated November 13, 2018, to the Amended and Restated Distribution Agreement, dated February 21, 2007, as amended August 10, 2010, between the Registrant and SEI Investments Distribution Co., is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-19-129637 on April 30, 2019.

(7)(d) SEI Investments Distribution Co. Sub-Distribution and Servicing Agreement, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(8) Not Applicable.

(9)(a) Custodian Agreement, dated July 8, 2015, between the Registrant and MUFG Union Bank, N.A., is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-19-129637 on April 30, 2019.

(9)(b) Assignment of Custody Agreement, dated July 7, 2021 by and among the registrant, MUFG Union Bank, N.A., and U.S. Bank N.A., relating to the Custodian Agreement, dated July 8, 2015, between the Registrant and MUFG Union Bank, N.A., is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-22-134020 on April 29, 2022.

(10)(a) Distribution (12b-1) Plan (Class A Shares) is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with SEC via EDGAR Accession No. 0001047469-99-023948 on June 11, 1999.

(10)(b)(i) Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000893220-09-000426 on February 27, 2009.

(10)(b)(ii) Amended and Restated Schedule A to the Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-16-569745 on April 29, 2016.

(11) Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the legality of the securities being registered is filed herewith.

(12) Form of Opinion of Morgan, Lewis & Bockius LLP regarding tax matters is filed herewith.

(13)(a) Amended and Restated Administration Agreement, dated November 13, 2018, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-19-129637 on April 30, 2019.

(13)(b)(i) Agency Agreement, dated August 13, 2004, between the Registrant and DST Systems, Inc. is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0000893220-06-000980 on May 1, 2006.

(13)(b)(ii) Amendment, dated September 5, 2008, to the Agency Agreement, dated August 13, 2004, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(13)(b)(iii) Amendment, dated May 2011, to the Agency Agreement, dated August 13, 2004, as amended September 5, 2008, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-19-129637 on April 30, 2019.

(13)(b)(iv) Amendment, dated April 30, 2018, to the Agency Agreement, dated August 13, 2004, as amended September 5, 2008 and May 2011, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-19-129637 on April 30, 2019.

(13)(b)(v) Amendment, dated June 26, 2018, to the Agency Agreement, dated August 13, 2004, as amended September 5, 2008, May 2011 and April 30, 2018, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-19-129637 on April 30, 2019.

(13)(c)(i) (Shareholder Services Plan between the Registrant and SEI Investments Distribution Co., is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-16-569745 on April 29, 2016.

(13)(c)(ii) Shareholder Service Provider Agreement between SEI Investments Distribution Co. and First Hawaiian Bank, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-80514), filed with the SEC via EDGAR Accession No. 0001193125-13-187776 on April 30, 2013.

(14)(a) Consent of Tait, Weller & Baker LLP is filed herewith.

(14)(b) Consent of Morgan, Lewis & Bockius LLP is filed herewith.

(14)(c) Consent of PricewaterhouseCoopers LLP is filed herewith.

(15) Not Applicable.

(16)(a) Powers of Attorney for Mses. Kathleen Gaffney, Betty L. Krikorian and Monica Walker and Messrs. Robert A. Nesher, N. Jeffrey Klauder, Bruce R. Speca, Joseph T. Grause, Jr., Robert Mulhall, Michael Beattie and Andrew Metzger are filed herewith.

(16)(b) Resolution adopted by the Board of Trustees of the Trust on August 22, 2023 is filed herewith.

(17)(a) Form of Proxy Card is filed herewith.

(17)(b) Prospectus dated February 1, 2023 for Lee Financial Mutual Fund, Inc. (the “Target Company”), with respect to the Hawaii Municipal Fund (the “Target Fund”) is incorporated herein by reference to Post-Effective Amendment No. 57 to the Target Company’s Registration Statement on Form N-1A, filed with the SEC via EDGAR on January 27, 2023 Accession No. 0001398344-23-001207.

(17)(c) Statement of Additional Information dated February 1, 2023, with respect to the Target Fund is incorporated herein by reference to Post-Effective Amendment No. 57 to the Target Company’s Registration Statement on Form N-1A, filed with the SEC via EDGAR on January 27, 2023 Accession No. 0001398344-23-001207.

(17)(d) Prospectus dated May 1, 2023 for the Registrant, with respect to Class A Shares of the Hawaii Municipal Bond Fund (the “Acquiring Fund”), is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed with the SEC via EDGAR on April 28, 2023, Accession No. 0001398344-23-008106.

(17)(e) Statement of Additional Information dated May 1, 2023 with respect to the Acquiring Fund is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed with the SEC via EDGAR on April 28, 2023, Accession No. 0001398344-23-008106 (the “Acquiring Fund SAI”).

17(f) Supplement dated July 3, 2023 to the Acquiring Fund SAI is incorporated herein by reference to the Registrant’s 497 filing filed with the SEC via EDGAR on July 3, 2023, Accession No. 0001398344-23-012535.

17(g) Supplement dated July 10, 2023 to the Acquiring Fund SAI is incorporated herein by reference to the Registrant’s 497 filing filed with the SEC via EDGAR on July 11, 2023, Accession No. 0001398344-23-013032.

(17)(h) Audited financial statements and related report of the independent public accounting firm included in the Target Company’s Annual Report to Shareholders for the fiscal year ended September 30, 2022 with respect to the Target Fund is incorporated herein by reference to the Target Company’s N-CSR filed with the SEC via EDGAR on December 7, 2022, Accession No. 0001398344-22-024171.

(17)(i) Unaudited financial statements included in the Target Company’s Semi-Annual Report to Shareholders for the fiscal period ended March 31, 2023, with respect to the Target Fund is incorporated herein by reference to the Semi-Annual Certified Shareholder Report on Form N-CSRS (File No. 811-05631) filed with the SEC via EDGAR on June 1, 2023, Accession No. 0001398344-23-011403.

(18) Not Applicable.

Item 17. Undertakings:

(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of Oaks, Commonwealth of Pennsylvania on the 13th day of September, 2023.

BISHOP STREET FUNDS

By:	*
Michael Beattie, President

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

*	Trustee	September 13, 2023
Kathleen Gaffney

*	Trustee	September 13, 2023
Joseph T. Grause, Jr.

*	Trustee	September 13, 2023
N. Jeffrey Klauder

*	Trustee	September 13, 2023
Betty L. Krikorian

*	Trustee	September 13, 2023
Robert Mulhall

*	Trustee	September 13, 2023
Robert A. Nesher

*	Trustee	September 13, 2023
Bruce Speca

*	Trustee	September 13, 2023
Monica Walker

*	President	September 13, 2023
Michael Beattie

*	Treasurer, Controller &	September 13, 2023
Andrew Metzger	Chief Financial Officer

*By:	/s/ Matthew M. Maher
Matthew M. Maher
Attorney-in-Fact

EXHIBIT INDEX

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the legality of the securities being registered
(12)	Form of Opinion of Morgan, Lewis & Bockius LLP regarding tax matters
(14)(a)	Consent of Tait, Weller & Baker LLP
(14)(b)	Consent of Morgan, Lewis & Bockius LLP
(14)(c)	Consent of PricewaterhouseCoopers LLP
(16)(a)	Powers of Attorney for Mses. Kathleen Gaffney, Betty L. Krikorian and Monica Walker and Messrs. Robert A. Nesher, N. Jeffrey Klauder, Bruce R. Speca, Joseph T. Grause, Jr., Robert Mulhall, Michael Beattie and Andrew Metzger
(16)(b)	Resolution adopted by the Board of Trustees of the Trust on August 22, 2023
(17)(a)	Form of Proxy Card